UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
________________
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Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Blaize Holdings, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BLAIZE HOLDINGS, INC.
2890 Zanker Road, Suite 107
San Jose, CA 95134
November 2, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Blaize Holdings, Inc. at 10:00 a.m., Eastern time, on Tuesday, December 1, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

Details regarding admission to the virtual Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

It is important that your shares be represented and voted at the Annual Meeting regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting online, please promptly vote and submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Instructions regarding how you can vote are contained on the enclosed proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,

/s/ Dinakar Munagala
Dinakar Munagala
Chief Executive Officer

TABLE OF CONTENTS
Page

Notice of Annual Meeting of Stockholders	1
Proxy Statement	3
Questions and Answers About the Annual Meeting of Stockholders	5
Proposals to be Voted On
Proposal 1: Election of Directors	11
Proposal 2: Reverse Stock Split	14
Proposal 3: Amendment to the Company’s Third Amended and Restated Certificate of Incorporation	24
Proposal 4: Adjournment of the Annual Meeting of Stockholders to Solicit Additional Proxies	24
Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm	26
Report of the Audit Committee of the Board	27
Independent Registered Public Accounting Firm Fees and Other Matters	28
Executive Officers	29
Corporate Governance	31
Committees of the Board	34
Executive and Director Compensation	38
Security Ownership of Certain Beneficial Owners and Management	47
Certain Relationships and Related Person Transactions	51
Stockholders’ Proposals	55
Other Matters	56
Delinquent Section 16(a) Reports	56
Solicitation of Proxies	56
Exhibit A: Proposed Text of the Form of Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Blaize Holdings, Inc. with respect to the Reverse Split Proposal	A-1
Exhibit B: Proposed Text of the Form of Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Blaize Holdings, Inc. with respect to the Director Removal Amendment Proposal
B-1
i

BLAIZE HOLDINGS, INC.
2890 Zanker Road, Suite 107
San Jose, CA 95134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, DECEMBER 1, 2026

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Blaize Holdings, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m., Eastern time on Tuesday, December 1, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BZAI2026 and entering your 16-digit control number included on your proxy card or on the voting instruction form that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

•To elect Lane M. Bess, Anthony Cannestra, Edward Frank, Yoshiaki Fujimori, Kurt Lauk, Dinakar Munagala and George de Urioste as Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;
•To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended through the date hereof (the “Certificate of Incorporation”), at the discretion of our Board of Directors, to effect a reverse stock split of the outstanding shares of the Company’s common stock at a ratio of not less than one-for-ten (1:10) and not more than one-for-thirty-five (1:35), with the exact ratio to be set at a whole number within this range as determined by our Board of Directors (the “Reverse Split Proposal”);
•To approve an amendment to the Certificate of Incorporation to provide that Directors may be removed in a manner consistent with Section 141(k) of the Delaware General Corporation Law (the “DGCL”);
•To authorize one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve the Reverse Split Proposal;
•To ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock and Series B Preferred Stock as of the close of business on October 26, 2026, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. As a result of the dividend of the shares of Series B Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock”), distributed on October 26, 2026, each holder of shares of our common stock also holds a number of one one-thousandth of a share of our Series B Preferred Stock equal to the whole number of shares of common stock held by such holder. Because any one one-thousandth of a share of Series B Preferred Stock that is not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed, if you fail to submit a proxy to vote your shares or attend the Annual Meeting in order to do so, your shares of Series B Preferred Stock will be redeemed immediately prior to the opening of the polls at the Annual Meeting and will not be entitled to vote at the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive offices. If a quorum is not present or represented at the Annual Meeting, then the chairperson of the Annual Meeting may adjourn the meeting, from time to time, to another time or place.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number, over the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope, as described in the enclosed materials. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

/s/ Kim Evans
Kim Evans
General Counsel
San Jose, California
November 2, 2026

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Blaize Holdings, Inc., a Delaware corporation (“Blaize,” the “Company,” “we,” “us,” or “our”; prior to the consummation of the business combination with BurTech Acquisition Corp. (the “Business Combination”) on January 13, 2025, “Legacy Blaize”), of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, December 1, 2026 (the “Annual Meeting”), at 10:00 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BZAI2026 and entering your 16-digit control number included on your proxy card or on the voting instruction form that accompanied your proxy materials.

Holders of record of our common stock and Series B Preferred Stock as of the close of business on October 26, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. Notwithstanding the foregoing, holders of our outstanding shares of Series B Preferred Stock will only be entitled to vote such shares on the Reverse Split Proposal and the Adjournment Proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption as described in this Proxy Statement. Each share of our common stock entitles its holders to one vote per share on all matters presented to our stockholders generally. As of the Record Date, there were 145,013,417 shares of common stock outstanding and entitled to vote at the Annual Meeting and 145,013.417 shares of Series B Preferred Stock issued and outstanding, except as provided above with respect to shares of Series B Preferred Stock, entitled to vote at the Annual Meeting.
This Proxy Statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”) will be released on or about November 2, 2026, to our stockholders of record as of the Record Date.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, DECEMBER 1, 2026
This Proxy Statement and our 2025 Annual Report to Stockholders are available at www.proxyvote.com.
Proposals
At the Annual Meeting, our stockholders will be asked:

•To elect Lane M. Bess, Anthony Cannestra, Edward Frank, Yoshiaki Fujimori, Kurt Lauk, Dinakar Munagala and George de Urioste as Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;
•To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended through the date hereof (the “Certificate of Incorporation”), at the discretion of our Board of Directors, to effect a reverse stock split of the outstanding shares of the Company’s common stock at a ratio of not less than one-for-ten (1:10) and not more than one-for-thirty-five (1:35), with the exact ratio to be set at a whole number within this range as determined by our Board of Directors (the “Reverse Split Proposal”);
•To approve an amendment to the Company’s Certificate of Incorporation to provide that Directors may be removed in a manner consistent with Section 141(k) of the Delaware General Corporation Law (“DGCL”) (the “Director Removal Amendment Proposal”);
•To authorize one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve the Reverse Split Proposal (the “Adjournment Proposal”);
•To ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares will be voted on your behalf as you direct. If not otherwise specified, the shares represented by the proxies will be voted, and the Board recommends that you vote:

•FOR the election of Lane M. Bess, Anthony Cannestra, Edward Frank, Yoshiaki Fujimori, Kurt Lauk, Dinakar Munagala and George de Urioste as Directors;
•FOR the Reverse Split Proposal;
•FOR the Director Removal Amendment Proposal;
•FOR the Adjournment Proposal; and
•FOR the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this Proxy Statement. You are viewing or have received these proxy materials because Blaize’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Proxy Materials. We are mailing a full set of proxy materials, including this Proxy Statement, the 2025 Annual Report and a proxy card, to our stockholders of record. Instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is October 26, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record of our common stock and our Series B Preferred Stock at the close of business on that date. At the close of business on the Record Date, there were 145,013,417 shares of common stock outstanding and entitled to vote at the Annual Meeting and 145,013.417 shares of Series B Preferred Stock issued and outstanding, except as provided below with respect to the shares of Series B Preferred Stock, entitled to vote at the Annual Meeting. Each outstanding share of our common stock is entitled to vote on all matters brought before the Annual Meeting. Each outstanding share of our Series B Preferred Stock is entitled to vote only on the Reverse Split Proposal and the Adjournment Proposal. Holders of common stock and Series B Preferred Stock will vote on each of the Reverse Split Proposal and the Adjournment Proposal as a single class. Notwithstanding the foregoing, holders of outstanding shares of Series B Preferred Stock will only be entitled to vote such shares on the Reverse Split Proposal and the Adjournment Proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption (as defined below).

What are the voting rights of the stockholders?

Each share of common stock outstanding as of the Record Date is entitled to one vote per share on all matters properly brought before the Annual Meeting. As previously announced on October 16, 2026, the Board declared a dividend of one one-thousandth (1/1,000th) of a share of Series B Preferred Stock for each outstanding share of common stock to stockholders of record of common stock as of 5:00 p.m. Eastern Time on October 26, 2026. The holders of Series B Preferred Stock have 1,000,000 votes per whole share of Series B Preferred Stock (i.e., 1,000 votes per one one-thousandth of a share of Series B Preferred Stock) and are entitled to vote with the common stock, together as a single class, on the Reverse Split Proposal and the Adjournment Proposal, but are not otherwise entitled to vote on the other proposals to be presented at the Annual Meeting. Notwithstanding the foregoing, each share of Series B Preferred Stock redeemed pursuant to the Initial Redemption (as defined below) will have no voting power with respect to the Reverse Split Proposal and the Adjournment Proposal or any other matter. Unless otherwise provided on any applicable proxy, when a holder of common stock submits a vote on the Reverse Split Proposal or the Adjournment Proposal, the corresponding number of shares of Series B Preferred Stock (or fraction thereof) held by such holder will be automatically cast in the same manner as the vote of the share of common stock (or fraction thereof) in respect of which such share of Series B Preferred Stock (or fraction thereof) was issued as a dividend is cast on the Reverse Split Proposal or the Adjournment Proposal or such other matter, as applicable, and the proxy or ballot with respect to shares of common stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series B Preferred Stock (or fraction thereof) held by such holder. Holders of Series B Preferred Stock will not receive a separate ballot or proxy to cast votes with respect to the Series B Preferred Stock on the Reverse Split Proposal and the Adjournment Proposal or any other matter brought before the Annual Meeting. For example, if a stockholder holds 10 shares of common stock (entitled to one vote per share) and votes in favor of the Reverse Split Proposal and the Adjournment Proposal, then 10,010 votes will be recorded in favor of the Reverse Split Proposal and the Adjournment Proposal, because the stockholder’s shares of Series B Preferred Stock will automatically be voted in favor of the Reverse Split Proposal and the Adjournment Proposal alongside such stockholder’s shares of common stock.

All shares of Series B Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed (the “Initial Redemption”). Any outstanding shares of Series B Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Split Proposal at any meeting of stockholders held for the purpose of voting on such proposal.

What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction form. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by represented by proxy, of the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum. Shares that are automatically redeemed in the Initial Redemption will not be counted towards the presence of a quorum or as part of the issued and outstanding shares of capital stock of the Company entitled to vote at our Annual Meeting for purposes of determining the presence of a quorum.
Who can attend the Annual Meeting?
You may attend the Annual Meeting online only if you are a Blaize stockholder who is entitled to vote at the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/BZAI2026. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the voting instruction form that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chair of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers as applicable. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:

•By Internet – You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;
•By Telephone – You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•By Mail – You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail, and returning it in the postage-paid envelope that was provided, or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or
•Electronically at the Meeting – If you attend the meeting online, you will need the 16-digit control number included on your proxy card or on the voting instruction form that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on November 30, 2026. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your proxy card or on the voting instruction form that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you can still attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change or revoke my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:

•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Corporate Secretary of Blaize at our corporate offices prior to or at the Annual Meeting; or
•by attending the Annual Meeting, revoking the prior proxy and voting again.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary at our corporate offices before your proxy is voted or you vote online during the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as the inspector of election.
Who will pay for the cost of this proxy solicitation?
The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated in the section entitled “Recommendations of the Board” of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
We believe the virtual meeting technology provides expanded stockholder access while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/BZAI2026. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if, during the check-in time or during the Annual Meeting, I have technical difficulties or trouble accessing the virtual meeting website?
A technical assistance phone number will be made available to you on the virtual meeting registration page fifteen minutes prior to the start of the Annual Meeting to assist you with any technical difficulties you may have in accessing the virtual meeting website.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Vote Required for Approval	Effect of Votes Withheld / Abstentions and Broker Non-Votes (if any)
Proposal 1: Election of Directors	A plurality of the votes of our common stock cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Reverse Split Proposal	The affirmative vote of two-thirds of the total voting power of all of the outstanding shares of our common stock and Series B Preferred Stock entitled to vote thereon, voting together as a single class.	Abstentions will have the same effect as a vote against this proposal. This proposal is a routine matter on which brokers may vote.

Proposal 3: Director Removal Amendment Proposal	The affirmative vote of two-thirds of the voting power of all of the outstanding shares of our common stock entitled to vote thereon.	Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal 4: Adjournment Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of our common stock and Series B Preferred Stock, voting together as a single class, present or represented by proxy at the meeting and voting affirmatively or negatively on such matter.	Abstentions will have no effect. This proposal is a routine matter on which brokers may vote.

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of common stock present or represented at the meeting and voting affirmatively or negatively on such matter.	Abstentions will have no effect. This proposal is a routine matter on which brokers may vote.

Please refer to the discussion above under “Who is entitled to vote at the Annual Meeting?” and “What are the voting rights of the stockholders?” for a description of the Series B Preferred Stock, which is entitled to be voted together with the common stock as a single class on the Reverse Split Proposal and the Adjournment Proposal. Shares of Series B Preferred Stock that are not present in person or by proxy as of immediately prior to the opening of the polls will be automatically redeemed in the Initial Redemption and, therefore, will not be outstanding or entitled to vote on the Reverse Split Proposal or the Adjournment Proposal and will be excluded from the calculation as to whether such proposals pass at the Annual Meeting. Due to the voting power of the shares of Series B Preferred Stock that are not redeemed pursuant to the Initial Redemption on the Reverse Split Proposal, the holders of common stock that submit a proxy to vote their shares at the Annual Meeting or attend the Annual Meeting will effectively have enhanced voting power on such proposal over holders of common stock that are not represented in person or by proxy at the Annual Meeting. This means that the Reverse Split Proposal could be approved by the affirmative vote of the holders of less than a majority of the outstanding shares of our common stock.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the other proposals before the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the effects described above on the other proposals before the Annual Meeting.
What are broker non-votes, and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the Reverse Split Proposal, the Adjournment Proposal, and the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors

At the Annual Meeting, the Board has nominated all seven of the current directors to be elected to hold office until the 2027 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

We currently have seven directors on our Board. Our current directors are Lane M. Bess, Anthony Cannestra, Edward Frank, Yoshiaki Fujimori, Kurt Lauk, Dinakar Munagala and George de Urioste. All of the nominees listed above are standing for re-election, except for Dr. Lauk, who was appointed as a director on August 13, 2026 and is standing for election for the first time. The Board has nominated Lane M. Bess, Anthony Cannestra, Edward Frank, Yoshiaki Fujimori, Kurt Lauk, Dinakar Munagala and George de Urioste for election as directors at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Certificate of Incorporation, each of the director nominees listed below is being nominated to hold office for a one-year term beginning at the end of the Annual Meeting to be held on December 1, 2026, and expiring at the end of our next annual meeting of stockholders for 2027.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as directors of the persons whose names and biographies appear below. In the event that Lane M. Bess, Anthony Cannestra, Edward Frank, Yoshiaki Fujimori, Kurt Lauk, Dinakar Munagala or George de Urioste should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board, or the Board may elect to reduce its size in accordance with our Certificate of Incorporation and Amended and Restated Bylaws. The Board has no reason to believe that Lane M. Bess, Anthony Cannestra, Edward Frank, Yoshiaki Fujimori, Kurt Lauk, Dinakar Munagala and George de Urioste will be unable to serve if elected. Each of Lane M. Bess, Anthony Cannestra, Edward Frank, Yoshiaki Fujimori, Kurt Lauk, Dinakar Munagala and George de Urioste has consented to being named in this Proxy Statement and to serve if elected.

Vote Required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of each of the below director nominees.

Nominees for Director (terms to expire at the 2027 Annual Meeting)

The current members of the Board who are also nominees for election to the Board as directors are as follows:

Name	Age	Served as a Director Since	Position with Blaize
Dinakar Munagala	51	January 2025	Chief Executive Officer and Director
Lane M. Bess	65	January 2025	Director (Chair)
Anthony Cannestra	62	January 2025	Director
Edward Frank	69	January 2025	Director
Yoshiaki Fujimori	75	January 2025	Director
Kurt Lauk	80	August 2026	Director
George de Urioste	71	January 2025	Director

The principal occupations and business experience, for at least the past five years, of each director nominee for election at the Annual Meeting are as follows:

Dinakar Munagala

Dinakar Munagala has served as our Chief Executive Officer and Director since January 2025, and as a co-founder of Legacy Blaize, he previously served as Chief Executive Officer and a member of the board of directors of Legacy Blaize since its inception in January 2010. Prior to that, Mr. Munagala served in a leadership role in the Graphics Division of Intel Corporation (NASD: INTC) (“Intel”). Mr. Munagala holds a Bachelor of Science in Electrical and Computer Engineering from Osmania University and a Master’s Degree in Electrical and Computer Engineering from Purdue University. We believe that Mr. Munagala is qualified to serve as a member of the Board due to his education and extensive experience as an executive officer and board member of companies in the technology space and the institutional knowledge that Mr. Munagala has as a co-founder of Legacy Blaize.

Lane M. Bess

Lane M. Bess has served as Chairman of our Board since January 2025, and previously served as a member of the board of directors of Legacy Blaize since January 2022. Since September 2022, Mr. Bess has served as the Chief Executive Officer of Deep Instinct, a cybersecurity company that applies deep learning to cybersecurity. In addition, he has served as the Principal and Founder of Bess Ventures and Advisory since March 2015. Prior to that, he served as the Chief Operating Officer of Zscaler Inc., a cloud-based internet security services company and the President and Chief Executive Officer of Palo Alto Networks, a provider of AI-powered platforms for cybersecurity. Previously, Mr. Bess has served as a member of the board of directors of several private companies, including TrueFort Inc., Sepio Cyber and ZeroFox. Mr. Bess received a Bachelor of Science in Managerial Economics from Carnegie Mellon University and a Master’s Degree in Business Administration from the University of Dayton. We believe that Mr. Bess is qualified to serve as a member of our board of directors due to his over 30 years of experience as an operational executive officer of companies in the technology space and extensive experience in building technology businesses in Europe, Asia Pacific and Japan, among other international regions.

Anthony Cannestra

Anthony Cannestra has served as a member of our Board since January 2025, and previously served as a member of the board of directors of Legacy Blaize since October 2016. From April 2014 to March 2025, Mr. Cannestra served as a Director of Corporate Ventures for DENSO International America, a U.S. subsidiary of DENSO Corporation, a global automotive components manufacturer headquartered in Japan. He currently serves as a member of the board of directors of Dellfer, Inc., an Internet of Things (IoT) and automotive cybersecurity startup company. Previously, from September 2024 to May 2025, Mr. Cannestra served on the board of directors of Canatu (HEL: CANATU), a public company based in Finland. Mr. Cannestra has also previously served on the board of directors of several private companies, including Metawave, Quadric, BOND Mobility, and Lambda4. Mr. Cannestra received a Bachelor of Arts in International Economics from the University of California at Berkeley and a Master’s Degree in Business Administration, with a Certificate in Management of Technology, from the University of California at Berkeley. We believe that Mr. Cannestra is qualified to serve as a member of our board of directors due to his education, his extensive financial experience as an investor, and his previous roles as a board director of companies in the technology, semiconductor, and automotive industries.

Dr. Edward (Ed) Frank

Dr. Edward H. Frank has served as a member of our Board since January 2025 and as Lead Independent Director of our Board since March 2025, and previously served as a member of the board of directors of Legacy Blaize since December 2021. Dr. Frank has served as the Executive Chair of Gradient Technologies, an identity and access management cybersecurity startup, since October 2019, and a member of the board of directors of Rocket Lab (NASD: RKLB), since September 2022. In addition, he has served on the board of directors of Analog Devices and SiTime (NASD: SITM) since June 2014 and September 2019, respectively. Previously, Dr. Frank served on the board of directors of Cavium, FusionIO, Marvell (NASD: MRVL), and Quantenna, and prior to Gradient Technologies, he was co-founder and CEO of Cloud Parity Inc., a voice-of-the-customer startup in the San Francisco Bay Area, founded in late 2013. Dr. Frank is also a named inventor on over 50 issued patents and serves as an advisor to and/or board member of several startups. Dr. Frank holds a Bachelor of Science and Master’s Degree in Electrical Engineering from Stanford University and received a Ph.D. in Computer Science from Carnegie Mellon University, where he was a Hertz Foundation Fellow. He is a member of the National Academy of Engineering (NAE), a Fellow of the Institute for Electrical and Electronic Engineers (IEEE), and a Board Leadership Fellow of the National Association of Corporate Directors (NACD). We believe that Dr. Frank is qualified to serve as a member of the Board due to his education and extensive experience as a board member of companies in the technology space.

Yoshiaki Fujimori

Yoshiaki Fujimori has served as a member of our Board since January 2025. Mr. Fujimori has served as an outside director for Takeda Pharmaceutical Company Limited (NYSE: TAK) since June 2016 and Boston Scientific Corporation (NYSE: BSX) since July 2016, and as an outside director and Chairman for Oracle Japan Corporation since August 2018. He has been a partner of Corporate Support Research Institute Ltd., a private equity firm, since July 2023. He has also served as a Senior Executive Advisor for CVC Capital Partners Asia Pacific Japan Ltd. (“CVC”) since February 2017. He serves as outside director for those portfolio companies of CVC including Riraku Co. Ltd., Torai Co. Ltd., Sogo Medical Co. Ltd. and Macromill Group Co., Ltd. He has also served as a Senior Executive Advisor for GENPACT Japan Ltd. since January 2018. He has served as a Senior Advisor for Deloitte-Tohmatsu Financial Advisory LLC since October 2020. He has served as a Senior Executive Advisor for DigitalBridge Group Inc. since September 2024 and as an outside director of JTower, a portfolio company of DigitalBridge since April 2025. He holds controlling interests in the following private companies: Hobart Inc., Capital Z Inc., Future Leadership Platform Inc., and Sustainergy Inc. From 2011 to 2016, he was the President and CEO of LIXIL Group Company, a public company listed on the Tokyo Stock Exchange. Previously, he spent 25 years with General Electric for various Chief Executive Officer roles including for GE Plastics, GE Healthcare Asia, GE Money Asia and GE Asia. He served as outside director for Toshiba Corporation from 2019 to 2021 and Shiseido Co. Ltd. from 2020 to 2022. Mr. Fujimori received a Bachelor of Science in Petroleum Engineering from the University of Tokyo and a Master’s Degree in Business Administration from Carnegie Mellon Graduate School of Business, where he serves as a member of the Board of Trustees. We believe that Mr. Fujimori is qualified to serve as a member of our board of directors due to his education, extensive leadership and director experiences for companies in the technology and manufacturing spaces.

Dr. Kurt Lauk

Dr. Kurt Lauk was appointed to serve as a director on the Board, effective as of August 13, 2026, concurrent with the effectiveness of the resignation of a previous Board member, Dr. Juergen Hambrecht. Dr. Lauk was recommended for appointment to the Board by the independent directors of the Board, prior to the formation of the

Board’s Nominating and Corporate Governance Committee. Dr. Lauk has been appointed to serve as a member of the Company’s Nominating and Corporate Governance Committee.

Dr. Lauk is the founder of Globe CP GmbH, a private investment and financial advisory firm based in Stuttgart, Germany, and has served as its Chief Executive Officer since 2000. Since 2021, Dr. Lauk has served as Chairman of the board of directors of ADS-TEC Energy plc (NASD: ADSE), a battery-based energy storage and charging technology company. He previously served as a member of the board of directors of Magna International Inc. (NYSE/TSX: MGA), a global automotive supplier, from 2011 to May 2023, as Chairman of the Advisory Board for Germany and Austria of Nomura Investment Bank from 2018 to June 2023, and as a member of the board of directors of Fortemedia, Inc., a semiconductor company, from 2001 until its sale in 2024. He is also Co-Founder and Chairman of the Advisory Board of Agora Strategy Group AG and serves on the advisory boards of CERAFILTEC and Visby Medical. Earlier in his career, Dr. Lauk served as a member of the Board of Management of DaimlerChrysler AG, where he was Head of the Worldwide Commercial Vehicles Division, as Chief Financial Officer and Chief Controller of VEBA AG (now E.ON AG), and as Deputy Chief Executive Officer and Chief Financial Officer of AUDI AG. From 2004 to 2009, Dr. Lauk served as a Member of the European Parliament, where he sat on the Economic and Monetary Affairs Committee. Dr. Lauk holds an M.B.A. from the Graduate School of Business at Stanford University, a Ph.D. in International Politics from the University of Kiel, and an M.A. from the University of Munich. We believe Dr. Lauk is qualified to serve on our board of directors due to his extensive executive leadership experience in the global automotive and technology industries, his experience as a chief executive officer, his financial expertise as a former chief financial officer of major public companies, and his experience serving on the boards of U.S. and international public companies.

George de Urioste

George de Urioste has served as a member of our Board since January 2025. Since August 2023, he has served as a member of the board of directors of Roambee Corporation, and since September 2021, he has served on the board of directors of HeartBeam Inc (NASD: BEAT). Mr. de Urioste has performed a variety of consulting and advisory services, including Interim Chief Financial Officer of Mozilla Corporation during 2021 and Interim Chief Financial Officer and Interim Chief Operating Officer of Marvell Technologies, Inc (NASD: MRVL) during 2008. From April 2019 to September 2020, he served as the Chief Financial Officer of 4iQ, Inc., a cybersecurity intelligence company. His overall experience includes ten board of director roles, including several audit committee chairman roles and other committee roles. Mr. de Urioste received a Bachelor of Science in Accounting from the University of Southern California and a Master’s Degree in Business Administration, Finance & International Business, from the University of California at Berkeley and is a Certified Public Accountant (inactive). We believe that Mr. de Urioste is qualified to serve as a member of our board of directors due to his education and extensive experience as a CFO and COO at public and private companies, his public accounting experience at Deloitte and extensive experience as a director of companies in the technology industry.

Proposal 2: Reverse Split Proposal

Our Board of Directors has approved a proposal (the “Reverse Split Proposal”) to amend our certificate of incorporation to effect a reverse stock split of the Company’s common stock, as described below (the “Reverse Stock Split”). The Reverse Split Proposal permits (but does not require) the Board of Directors to effect a reverse stock split of the Company’s common stock by a ratio of not less than one-for-ten (1:10) and not more than one-for-thirty-five (1:35), as described below. The form of certificate of amendment (the “Reverse Split Amendment”) to effect the Reverse Stock Split is attached as Exhibit A to this Proxy Statement. The text of the Reverse Split Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the reverse stock split, including the applicable ratio for the reverse stock split.

Background and Reasons for the Reverse Stock Split

On September 28, 2026, the Company received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the bid price for the Company’s common stock had closed below $1.00 per share for 30 consecutive trading days, and that the Company was therefore not in compliance with the minimum bid price requirement for continued listing on The Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). The notification had no immediate effect on the listing of the Company’s common stock.

In accordance with Nasdaq’s Listing Rule 5810(c)(3)(A), we have a period of 180 calendar days, or until March 29, 2027, to regain compliance with the Minimum Bid Price Requirement. If at any time before March 29, 2027, the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of 10 consecutive trading days, Nasdaq will provide written notification that the Company has achieved compliance with the Minimum Bid Price Requirement. If this does not occur, however, the Company may be provided a second 180 calendar day period to regain compliance if it applies to transfer the listing of the Company’s common stock to the Nasdaq Capital Market. To qualify, the Company must meet the continued listing requirement for market value of publicly-held shares and all other initial listing standards for the Nasdaq Capital Market (with the exception of the Minimum Bid Price Requirement), based on the Company’s most recent public filings and market information and notify Nasdaq of its intent to cure the deficiency. If the Company does not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, the Company’s stock will be subject to delisting.

The Board considers it important for the Company to maintain its Nasdaq listing. Delisting could adversely affect the trading market for the Company’s common stock. Further, delisting would adversely affect the Company’s ability to access the capital markets.

In the event the Company’s common stock is no longer eligible for continued listing on the Nasdaq, the Company would be forced to seek to have its common stock quoted on an over-the-counter market operated by OTC Markets Group Inc., such as the OTCQB, OTCID Basic Market or Pink Limited markets. These alternative markets are generally considered to be less efficient than, and not as broad as, the Nasdaq, and therefore less desirable. Accordingly, the Board believes delisting of the Company’s common stock would likely have a negative impact on the liquidity and market price of the Company’s common stock and may increase the spread between the “bid” and “asked” prices quoted by market makers.

The Board has considered the potential harm to the Company of a delisting from the Nasdaq and believes that delisting could, among other things, adversely affect (i) the trading price of the Company’s common stock and (ii) the liquidity and marketability of shares of the Company’s common stock, reducing the ability of holders of the Company’s common stock to purchase or sell shares of the Company’s common stock as quickly and as inexpensively as they have done historically.

Furthermore, if the Company’s common stock was no longer listed on the Nasdaq, it may reduce the Company’s access to capital and cause the Company to have less flexibility in responding to the Company’s capital requirements. Certain institutional investors may also be less interested or prohibited from investing in the Company’s common stock, which may cause the market price of the Company’s common stock to decline.

In addition, the Company would no longer be deemed a “covered security” under Section 18 of the Securities Act of 1933, as amended (the “Securities Act”), and therefore would lose its exemption from state securities regulations. As a result, the Company would need to comply with various state securities laws with respect to issuances of its securities, including equity award grants to employees.

Accordingly, the Board believes that the Reverse Stock Split would result in a higher per share trading price, which is intended to enable the Company to maintain the listing of its common stock on The Nasdaq Global Market. The Board believes that maintaining the listing of the Company’s common stock on The Nasdaq Global Market is in the best interests of the Company and its stockholders.

Other Potential Benefits of the Reverse Stock Split

In addition to helping regain compliance with the Minimum Bid Price Requirement, we believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost-effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase (proportionately to the reduction in the number of shares of our common stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split could be lower or higher than the total market capitalization before the Reverse Stock Split.

Reverse Split Proposal

The Reverse Split Proposal permits (but does not require) the Board of Directors to effect a reverse stock split of the Company’s common stock by a ratio of not less than one-for-ten (1:10) and not more than one-for-thirty-five (1:35), with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion, in any case no later than     the one-year anniversary of the date on which the Reverse Split Proposal is approved by the Company’s stockholders at the Annual Meeting. We believe that enabling the Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, the Board of Directors may consider, among other things, factors such as:

•the continued listing requirements of The Nasdaq Global Market;
•the historical trading price and trading volume of our common stock;
•the number of shares of our common stock outstanding;
•the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
•the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
•prevailing general market and economic conditions.

The Board of Directors reserves the right to elect to abandon the Reverse Stock Split, even after stockholder approval, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in our best interests and the best interests of our stockholders. The Company intends to monitor the closing bid price of its common stock. If, based on the bid price of the Company’s common stock closing at or above $1.00 per share for a minimum of 10 consecutive trading days, the Company achieves compliance with the Minimum Bid Price Requirement prior to effecting the Reverse Stock Split, the Company does not intend to effect the Reverse Stock Split.

Depending on the ratio for the Reverse Stock Split determined by the Board of Directors, no less than ten and no more than thirty-five shares of existing common stock, as determined by the Board of Directors, will be combined into one share of common stock. The Reverse Split Amendment, if any, will include only the reverse stock split ratio determined by the Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

If the Reverse Stock Split is effected, the authorized common stock will not be changed from 600 million shares, even though the Reverse Stock Split will reduce the number of outstanding shares of common stock, and will likewise cause a reduction in the number of shares of common stock reserved for issuance under outstanding restricted stock units, stock options, warrants and earnout shares. Therefore, the Reverse Stock Split will effectively increase the amount of shares of common stock available for issuance. Currently, the Company has 600 million authorized shares of common stock, 145,013,417 shares of common stock outstanding, and a total of 94,512,227 shares of common stock reserved for issuance under outstanding restricted stock units, stock options, warrants and earnout shares. By way of example only, if the Board of Directors elected to implement the Reverse Stock Split at a ratio of 1:10, there would be 600 million authorized shares of common stock and approximately 14,501,342 shares of common stock outstanding, and a total of approximately 9,451,223 shares of common stock reserved for issuance under outstanding restricted stock units, stock options, warrants and earnout shares.

Procedure for Implementing the Reverse Stock Split

If stockholder approval is obtained to effect the Reverse Stock Split, the Board will have the authority to implement the Reverse Stock Split on or before the one-year anniversary of the date on which the Reverse Split Proposal is approved by the Company’s stockholders at the Annual Meeting. However, the Board of Directors reserves the right to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Certificate of Incorporation, the Board of Directors, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Reverse Stock Split. The Reverse Stock Split will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware or at a later date and time set forth therein, if any. The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price or be completed before Nasdaq commences delisting procedures. The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies, including those in our industry, is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement the Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of the Reverse Stock Split. If we continue to fail to meet Nasdaq’s listing requirements, Nasdaq may suspend trading and commence delisting proceedings.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the Reverse Stock Split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications.

The additional shares of common stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effect of the Reverse Stock Split on Holders of Outstanding Series B Preferred Stock

All shares of Series B Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed in the Initial Redemption. Any outstanding shares of Series B Preferred Stock that were not redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Split Proposal. Please refer to the discussion in the Questions and Answers About the Annual Meeting of Stockholders section under “Who is entitled to vote at the Annual Meeting?”, “What are the voting rights of the stockholders?” and “How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?” for a description of the voting power of the Series B Preferred Stock.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by the Board of Directors, a minimum of ten and a maximum of thirty-five shares of existing common stock will be combined into one new share of common stock. Based on 145,013,417 shares of common stock issued and outstanding as of October 26, 2026, immediately following the Reverse Stock Split, the Company would have approximately 14,501,342 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Stock Split is one-for-ten (1:10), and approximately 4,143,240 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Stock Split is one-for-thirty-five (1:35). Any other ratio selected within such range would result in a number of shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) following the transaction between approximately 4,143,240 and 14,501,342 shares. Fractional shares will not be issued. Instead, we will issue a full share of post-Reverse Stock Split common stock to any stockholder who would have been entitled to receive a fractional share of common stock as a result of the Reverse Stock Split.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board of Directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent the Reverse Stock Split would result in fractional shares, as described above. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power, except to the extent the Reverse Stock Split would result in fractional shares, as described above.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Reverse Stock Split is effective, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which number is used to identify our common stock. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assuming that the Company meets the Minimum Bid Price Requirement, we expect that our common stock will continue to be quoted on The Nasdaq Global Market under the symbol “BZAI.”

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

All of our outstanding shares of common stock are held in book-entry form, either through the Depository Trust Company or directly on the books of our transfer agent, Continental Stock Transfer & Trust Company. Accordingly, no stockholder will be required to surrender or exchange stock certificates in connection with the Reverse Stock Split, and the exchange of pre-split shares for post-split shares will occur automatically.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the Board of Directors.

Effect of the Reverse Stock Split on the Rights Agreement

Pursuant to the terms of the Rights Agreement described under “Corporate Governance — Stockholder Rights Agreement,” one Right is currently attached to each outstanding share of common stock. Section 11.15 of the Rights Agreement provides that, if the Company combines its outstanding common stock into a smaller number of shares prior to the Distribution Date (as defined in the Rights Agreement), the number of Rights associated with each share of common stock will be proportionately adjusted by multiplying the number of Rights per share immediately before the combination by a fraction, the numerator of which is the number of shares of common stock outstanding immediately before the combination and the denominator of which is the number outstanding immediately after. Accordingly, following the Reverse Stock Split, each post-split share of common stock will have attached to it a number of Rights equal to the reverse stock split ratio selected by the Board. By way of example only, at a ratio of 1:10, each post-split share would carry ten Rights, and at a ratio of 1:35, each post-split share would carry thirty-five Rights. The terms of each individual Right will not change: each Right will continue to entitle its holder, once exercisable, to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock (the “Series A Preferred”) at a Purchase Price of $11.00, subject to adjustment as provided in the Rights Agreement, and the aggregate number of Rights outstanding will be unchanged by the Reverse Stock Split.

The Certificate of Designations of the Series A Preferred provides that, upon a combination of the outstanding common stock into a smaller number of shares, the dividend, voting, liquidation and merger-consideration rights of each share of Series A Preferred, each of which is currently expressed as 100 times the corresponding per-share amount for the common stock, will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after the combination and the denominator of which is the number outstanding immediately before. By way of example only, at a ratio of 1:10, each share of Series A Preferred would thereafter be entitled to ten votes, to quarterly dividends equal to the greater of $1.00 and ten times the per-share dividend declared on the common stock, and to a liquidation participation of ten times the per-share amount distributed to holders of common stock, in each case subject to the other terms of the Certificate of Designations. The $100 per share liquidation preference and the $1.00 minimum quarterly dividend of the Series A Preferred are not subject to adjustment. As a result of these corresponding adjustments, the economic and voting rights represented by each Right relative to one share of common stock are intended to remain substantially equivalent before and after the Reverse Stock Split.

The Reverse Stock Split is not expected to cause the Rights to become exercisable or separate from the common stock. Bess Ventures, together with the Coral Gables Trust and Mr. Bess’s direct holdings, beneficially owned 10% or more of our outstanding common stock when the Rights Agreement was adopted and is therefore an “Existing Holder” under the Rights Agreement, which permits it to continue to hold, but generally not increase (subject to certain exceptions, including certain corporate actions and events), its position without becoming an Acquiring Person. The Rights will continue to expire on April 21, 2027, unless earlier redeemed, exchanged or terminated, or unless the Final Expiration Date is extended in accordance with the Rights Agreement.

Effect of the Reverse Stock Split on Earnout Shares

The earnout shares issued in connection with the Business Combination to the Sponsor’s affiliate and to certain employees and non-employee directors are subject to the terms of the Merger Agreement, which provide for equitable adjustment in the event of a stock split, reverse stock split or similar recapitalization. Accordingly, if the Reverse Stock Split is effected, the number of earnout shares outstanding will be reduced proportionately based on the ratio selected by the Board, and the per-share trading price thresholds of $12.50, $15.00, $17.50 and $20.00 that must be achieved for 20 of 30 consecutive trading days in order for the earnout shares to be earned will be increased proportionately. By way of example only, at a ratio of 1:10, those thresholds would become $125.00, $150.00, $175.00 and $200.00 per share, and at a ratio of 1:35, they would become $437.50, $525.00, $612.50 and $700.00 per share. The January 13, 2030 expiration date of the earnout shares will not change. The aggregate value represented by the earnout shares, and the relative difficulty of achieving the thresholds, are not intended to be affected by the Reverse Stock Split.

Accounting Matters

The proposed Reverse Split Amendment will not affect the par value of our common stock per share. As a result, as of the time the Reverse Stock Split is effective, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

No Appraisal or Dissenters’ Rights

Under the DGCL, our stockholders are not entitled to appraisal or dissenters’ rights with respect to the Reverse Stock Split or the Reverse Split Amendment, and we will not independently provide our stockholders with any such rights.

Interests of Certain Persons in the Reverse Stock Split

Certain of our directors and executive officers have an interest in the Reverse Stock Split as a result of their ownership of shares of our common stock and of equity awards, warrants and earnout shares exercisable for, settleable in or contingently convertible into shares of our common stock, as described under “Security Ownership of Certain Beneficial Owners and Management” and “Executive and Director Compensation.” However, we do not believe that our directors or executive officers have interests in the Reverse Stock Split that are different from, or greater than, those of any other holder of our common stock. The Reverse Stock Split will apply to all outstanding shares of common stock and to all outstanding equity awards, warrants and earnout shares on a proportionate basis, and will not affect any director’s or executive officer’s proportionate ownership or voting interest in the Company, except to the extent of the treatment of fractional shares described above.

No Going-Private Transaction

Notwithstanding the decrease in the number of outstanding shares of common stock following the Reverse Stock Split, the Board does not intend for the Reverse Stock Split to be the first step in a “going-private transaction” within the meaning of Rule 13e-3 under the Exchange Act. The Reverse Stock Split is not intended to, and will not, result in the Company’s common stock being held of record by fewer than 300 persons, and the Company will continue to be subject to the periodic reporting requirements of the Exchange Act following the Reverse Stock Split.

Material Federal Income Tax Consequences of the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below) of our common stock. This summary is for general information only, is not tax advice, and is not intended to constitute a complete description of all tax consequences relating to the Reverse Stock Split. This summary does not address the tax consequences of the Reverse Stock Split to holders of our Series B Preferred Stock (including any redemption of such shares), which is not affected by the Reverse Stock Split, or of the adjustment of the Rights described above, and does not address any U.S. federal estate, gift, Medicare contribution or any state, local or non-U.S. tax consequences.

This summary addresses the tax consequences only to a beneficial owner of our common stock that is a U.S. holder. For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our common stock, that is, for U.S. federal income tax purposes:

•an individual who is a citizen or resident of the United States, as determined under Section 7701(b) of the Internal Revenue Code of 1986, as amended (the “Code”);
•a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

This summary does not address all of the tax consequences that may be relevant to any particular holder in light of its particular circumstances. This summary also does not address the tax consequences to (i) persons that may be subject to special tax treatment under U.S. federal income tax law, such as banks or other financial institutions, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates and former long-term residents of the United States, persons whose functional currency is not the U.S. dollar, persons required to recognize income no later than when reported on an applicable financial statement, persons subject to the alternative minimum tax, traders in securities that elect to use a mark to market method of accounting, broker and dealers in securities or currencies, and stockholders that own or have owned, actually or constructively, more than 5% of our common stock, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, (iii) persons that acquired our common stock in connection with the exercise of employee stock options or otherwise as compensation, or that hold restricted stock, restricted stock units, options, warrants or earnout shares, (iv) persons that hold our common stock as other than “capital assets” within the meaning of Section 1221 of the Code. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

The information in this summary is based on the provisions of the Code, final and temporary U.S. Treasury regulations, administrative interpretations and practices of the Internal Revenue Service, including its practices and policies as endorsed in private letter rulings, which are not binding on the Internal Revenue Service except in the case of the taxpayer to whom a private letter ruling is addressed, and existing judicial authority, all as in effect as of the date of this Proxy Statement. Future legislation, regulations, administrative interpretations, and court decisions could change current law or adversely affect existing interpretation of current law. Any change could apply retroactively. We have not sought and will not seek an opinion of counsel or any a ruling from the Internal Revenue Service concerning the U.S. federal income tax treatment of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service or a court will not take a contrary position.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

The Reverse Stock Split is intended to qualify as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code. Accordingly, except as described below with respect to the potentially taxable receipt of a whole share of common stock in lieu of a fractional share, a U.S. holder generally should not recognize gain or loss on the Reverse Stock Split. Subject to the discussion below regarding the potentially taxable receipt of common stock in lieu of a fractional share, a U.S. holder’s aggregate tax basis in shares of post-Reverse Stock Split common stock received should equal the U.S. holder’s aggregate tax basis in the shares of pre-Reverse Stock Split common stock exchanged therefor, and the U.S. holder’s holding period in the post-Reverse Stock Split common stock received should include the holding period of the pre-Reverse Stock Split common stock exchanged therefor. Treasury regulations provide detailed rules for allocating the tax basis and holding period of shares surrendered to shares received in a recapitalization. U.S. holders that acquired shares of our common stock on different dates or at different prices should consult their own tax advisors regarding the allocation of tax basis and holding period in such share.

No fractional shares will be issued in connection with the Reverse Stock Split, and a U.S. holder that would otherwise be entitled to a fractional share of post-Reverse Stock Split common stock will instead receive one whole share. The U.S. federal income tax treatment of the receipt of the additional fraction of a share resulting from this rounding up is not entirely clear. Although the matter is not free from doubt, the receipt of such additional fraction of a share may be treated as part of the nontaxable recapitalization, in which case the treatment described above would apply. Alternatively, the receipt of the additional fraction of a share could be treated as a distribution with respect to our stock under Sections 301 and 305(c) of the Code, or otherwise as a taxable event, in which case a U.S. holder may recognize income or gain in an amount not to exceed the excess of the fair market value of the whole share received over the fair market value of the fractional share to which the U.S. holder otherwise would have been entitled. Any such amount treated as a distribution would be taxable as a dividend to the extent of our current or accumulated earnings and profits, as determined for U.S. federal income tax purposes, with any excess treated first as a nontaxable return of capital and then as capital gain. If a U.S. holder recognizes income or gain in respect of the additional fraction of a share, the U.S. holder’s tax basis in such additional fraction generally would equal the fair market value of the fractional share, and the holding period of such additional fractional share would begin on the day after the effective date of the Reverse Stock Split. We expect the amount of any such income or gain to be immaterial for most U.S. holders. U.S. holders should consult their own tax advisors regarding the U.S. federal income tax consequences of the receipt of a whole share in lieu of a fractional share.

We will not recognize any gain or loss as a result of the Reverse Stock Split.

Any amount treated as a distribution in respect of the additional fractional share received in the Reverse Stock Split may be subject to information reporting and, in certain circumstances, backup withholding unless the U.S. holder provides a correct taxpayer identification number and otherwise complies with applicable requirements. Backup withholding is not an additional tax; any amounts withheld generally will be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Stockholder Vote Required

In order to be approved, the Reverse Split Proposal must be approved by the affirmative vote of two-thirds of the voting power of all of the outstanding shares of our common stock and Series B Preferred Stock entitled to vote thereon, voting together as a single class.

Recommendation of the Board

The Board unanimously recommends a vote FOR the Reverse Split Proposal.

Proposal 3: Director Removal Amendment Proposal

On September 16, 2026, the Board approved and declared advisable an amendment (the “Director Removal Amendment”) to our Third Amended and Restated Certificate of Incorporation to provide for the removal of directors in a manner consistent with Section 141(k) of the DGCL. We are asking stockholders to approve this amendment, as set forth in the form attached as Exhibit B to this Proxy Statement, with proposed additions reflected by “underlined” text and deletions reflected by “~~stricken~~” text. The text of the Director Removal Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the Director Removal Amendment.

Background

Article V of our Certificate of Incorporation currently provides that directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors. Our Board has determined that it is advisable and in our and our stockholders’ best interests to amend the Certificate of Incorporation to eliminate this removal requirement such that directors may be removed with or without cause and by a vote of the holders of a majority of the shares then entitled to vote at an election of directors. We believe that this proposed amendment aligns with Section 141(k) of the DGCL and reflects our commitment to good corporate governance. A substantially similar proposal was submitted to our stockholders at our 2025 Annual Meeting of Stockholders held on December 3, 2025; however, that proposal was not approved because it did not receive the affirmative vote of two-thirds of the voting power of the outstanding shares entitled to vote thereon. As a result, we recommend and are seeking stockholder approval of this Director Removal Amendment Proposal.

Vote Required

The Director Removal Amendment Proposal requires the affirmative vote of two-thirds of the voting power of all of the outstanding shares of our common stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Recommendation of the Board

The Board unanimously recommends a vote FOR the Director Removal Amendment Proposal.
Proposal 4: Adjournment Proposal

We are asking you to vote to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Reverse Split Proposal at the time of the Annual Meeting.

If our stockholders approve this Adjournment Proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against the approval of the Reverse Split Proposal. Among other things, approval of this Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the approval of the Reverse Split Proposal such that the Reverse Split Proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of the Reverse Split Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Reverse Split Proposal.

Our Board believes that it is in the best interest of the Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of the Reverse Split Proposal if there are insufficient votes to approve it at the time of the Annual Meeting.

Vote Required

In order to be approved, the Adjournment Proposal must be approved by the affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of common stock and Series B Preferred Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and voting affirmatively or negatively on this proposal.

Recommendation of the Board

The Board unanimously recommends a vote FOR the Adjournment Proposal.

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board (the “Audit Committee”) has appointed UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of UHY LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

UHY LLP has served as our independent registered public accounting firm since January 13, 2025. Neither UHY LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit services. Representatives of UHY LLP are expected to attend the Annual Meeting, to be available to respond to appropriate questions and to have an opportunity to make a statement if they desire to do so.

In the event that the appointment of UHY LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for future fiscal years. Even if the appointment of UHY LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of common stock present or represented at the meeting and voting affirmatively or negatively on such matter. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of UHY LLP, we do not expect any broker non-votes in connection with this proposal; however, broker non-votes will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board

The Board unanimously recommends a vote FOR the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee has reviewed the audited consolidated financial statements of Blaize Holdings, Inc. (the “Company”) for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

/s/ George de Urioste (Chair)

/s/ Anthony Cannestra

/s/ Edward Frank

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table sets forth the aggregate fees of UHY LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee category	2025	2024
Audit fees (1)	$1,363,000	$1,268,000
Audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees	—	—
Total fees	$1,363,000	$1,268,000

(1) Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2) Audit-related fees consist of other audit and attest services not required by statute or regulation.
(3) Tax fees consist of fees for tax-related services, including tax compliance and tax advice related to transactions.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy provides that we will not engage UHY LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by UHY LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee periodically reviews and generally pre-approves any services (and related fee levels or budgeted amounts) that may be provided by UHY LLP without first obtaining specific pre-approvals from the Audit Committee or the Chair of the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

EXECUTIVE OFFICERS

The following table sets forth certain information, as of the Record Date, concerning the persons who serve as our executive officers:

Name	Age	Title
Dinakar Munagala	51	Chief Executive Officer and Director
Harminder Sehmi	64	Chief Financial Officer
Kim Evans	55	General Counsel and Corporate Secretary
Stephen Patak	49	Chief Revenue Officer

Executive Officers

Dinakar Munagala

The biography of Mr. Munagala is provided above under “Proposals to be Voted On — Nominees for Director (terms to expire at the 2027 Annual Meeting).”

Harminder Sehmi

Harminder Sehmi has served as our Chief Financial Officer since January 2025, and previously served as Chief Financial Officer of Legacy Blaize since November 2023. From July 2019 to October 2023, Mr. Sehmi served as Legacy Blaize’s Vice President of Finance overseeing the Finance, Legal and Human Resources functions. Prior to that, from October 2011 to May 2016, Mr. Sehmi served as the Finance Director of Truphone, a GSMA-accredited global mobile network headquartered in London, with operations globally. In addition, Mr. Sehmi served in a variety of operational group and global roles with Vodafone Group PLC, a multinational telecommunications company. Mr. Sehmi is a member of the Institute of Chartered Accountants in England and Wales (ACA), and he obtained his accounting qualifications from the Oxford Brookes University and a Masters in Business Administration from the Cranfield School of Management.

Kim Evans

Kim Evans has served as our General Counsel and Corporate Secretary since May 2025. From December 2015 to February 2020, Ms. Evans was at Intel, where she most recently held the position of Vice President and Associate General Counsel and was the lead attorney for Intel’s Data Center and AI business unit. Prior to Intel, Ms. Evans was at Altera Corporation, a semiconductor company (“Altera”) that was listed on Nasdaq and acquired by Intel in December 2015, for fifteen years and led the Corporate Legal team when Altera was acquired. She received her Juris Doctor degree from the University of San Francisco and is admitted to the State Bar of California.

Stephen Patak

Stephen Patak has served as our Chief Revenue Officer since January 2026. Mr. Patak is accountable for the Company’s global revenue and responsible for the entire go-to-market strategy and approach. He brings more than 25 years of experience in building world-class sales and partner organizations across both developed and emerging markets. From April 2024 to January 2026, Mr. Patak served as Chief Revenue Officer at Nile, a technology company specializing in secure, AI-powered networking solutions delivered as a service. Prior to Nile, he was the Chief Revenue Officer at Ubicquia, a leading supplier of smart infrastructure to cities, utilities, and mobile operators from June 2021 to April 2024. Mr. Patak also held the role of SVP/GM of Americas for both HERE Technologies and Extreme Networks, where he led all aspects of the go-to-market strategy across all sectors. He spent the first 15 years of his career at Cisco, leading sales organizations in both the U.S. and Asia Pacific regions. While based in Singapore, he served as the Managing Director for Cisco’s Service Provider business in Asia Pacific, Japan, and China, and earlier held multiple leadership positions managing the AT&T relationship, which grew into a multi-

billion-dollar partnership. Mr. Patak holds a Bachelor of Business Administration from the University of Texas at Austin.

CORPORATE GOVERNANCE

General

Our Board has adopted Corporate Governance Guidelines, a Code of Conduct (which we refer to herein as the “Code of Ethics”), and charters for our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. Our Code of Ethics applies to all of our directors, officers, and employees. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Ethics in the “Governance” section of the “Investors” page of our website located at www.blaize.com. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Ethics on our website rather than by filing a Current Report on Form 8-K.

Board Composition

Our Board currently consists of seven (7) members: Dinakar Munagala, Lane M. Bess, Anthony Cannestra, Edward Frank, Yoshiaki Fujimori, Kurt Lauk, and George de Urioste. Article V of our Certificate of Incorporation currently provides that directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors.

Stockholder Rights Agreement

On April 22, 2026, the Board adopted a limited-duration stockholder rights plan and the Company entered into a Stockholder Rights Agreement (the “Rights Agreement”) with Continental Stock Transfer & Trust Company, as rights agent. In connection with the adoption of the Rights Agreement, the Board declared a dividend of one preferred stock purchase right (a “Right”) for each share of common stock outstanding as of the close of business on May 6, 2026, and one Right attaches to each share of common stock issued thereafter until the Rights separate from the common stock in accordance with the Rights Agreement. Each Right, once exercisable, entitles the holder to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock at an exercise price of $11.00, subject to adjustment. The Rights generally become exercisable if a person or group acquires beneficial ownership of 10% or more of the Company’s outstanding common stock, in which case each Right (other than Rights held by the acquiring person or group, which become void) will entitle its holder to purchase common stock at a 50% discount to the then-current market price, or the Board may instead exchange each Right for one share of common stock. Any person or group that beneficially owned 10% or more of the outstanding common stock when the Rights Agreement was adopted (an “Existing Holder”) may continue to hold, but generally not increase (excluding certain exceptions, including certain corporate actions and events), that position without triggering the Rights. Bess Ventures, an entity controlled by Lane M. Bess, the Chair of the Board, is an Existing Holder. See “Certain Relationships and Related Person Transactions.” The Rights Agreement does not prevent the Board from approving any transaction it determines to be in the best interests of the Company and its stockholders, and the Board may redeem the Rights prior to the time they become exercisable. The Rights will expire on April 21, 2027, subject to the Company’s right to extend such date, unless earlier redeemed, exchanged or terminated. The foregoing summary is qualified in its entirety by reference to the Rights Agreement, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 22, 2026.

Director Independence

The listing standards of Nasdaq require that a majority of our Board be independent. Our Board has determined that all of our directors, other than Dinakar Munagala and Lane M. Bess, are considered “independent directors” as defined under the listing requirements and rules of Nasdaq and the applicable rules of the Exchange Act. In making this determination, our Board considered the current and prior relationships that each director has with Blaize and all other facts and circumstances that our Board deemed relevant in determining their independence, including beneficial ownership of our common stock, and the transactions involving them.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee are Dr. Frank, Mr. Cannestra, and Mr. de Urioste. Dr. Frank serves as the Chairperson of the Compensation Committee. None of the current or past members of our Compensation Committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) or director of any entity that has one or more executive officers serving on our Compensation Committee or the Board. There were no compensation committee interlocks or insider participation in compensation decisions that are required to be disclosed in this Proxy Statement. None of the members of the Compensation Committee had any relationship requiring disclosure under Item 404 of Regulation S-K.

Executive Sessions

Our independent directors meet in executive session on a regularly scheduled basis.

Director Candidates

Our Nominating and Corporate Governance Committee of the Board was formed on July 7, 2026. Prior to that date, pursuant to Nasdaq Listing Rule 5605(e)(1), the nomination of directors was made, or recommended to the Board by a majority of our independent directors.

Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews (and prior to the formation of the Nominating and Corporate Governance Committee, the independent directors performed these procedures) the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Board for candidates for election as a director.

With respect to the identification of nominee candidates, the Nominating and Corporate Governance Committee has opted against developing a formalized process. Similarly, with respect to the evaluation of director nominee candidates by the Nominating and Corporate Governance Committee, the committee has opted against adopting formal requirements or minimum standards regarding the evaluation of potential directors. Rather, the committee will consider each candidate on his or her own merits on a case-by-case basis. As provided in the Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee has the authority and responsibility to consider any director candidates recommended by the Company’s stockholders pursuant to the procedures set forth in the Amended and Restated Bylaws and as may be described in a proxy statement. However, the Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of director candidates recommended by our stockholders.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the independent directors, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and geographic background, gender, age and ethnicity. The Board evaluates each individual in the context of the Board as a whole, with the objective of ensuring that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by interested parties, including stockholders, and will respond if and as appropriate. Interested parties may send communications to

IR@blaize.com. For investor relations matters, Blaize’s Chief Financial Officer and General Counsel, together with Gateway, an external investor relations firm, monitor communications from stockholders and provide copies or summaries to the directors as they deem appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Chair of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Corporate Secretary, Blaize Holdings, Inc., 2890 Zanker Road, Suite 107, San Jose, CA 95134.

Board Leadership Structure and Role in Risk Oversight

Our Board is comprised of individuals with extensive experience in finance and accounting, the technology and semiconductor industries, and public company management. Our Amended and Restated Bylaws provide that the Board will select the Chair of the Board and the Chief Executive Officer. The Board does not have a policy that requires the separation of these two roles. The Board may separate or combine the roles of the Chair of the Board and Chief Executive Officer when and if it deems it advisable and in the best interests of the Company and its stockholders to do so. Currently, the roles of Chair of the Board and Chief Executive Officer are separated, and our Board has appointed Lane M. Bess to serve as Chair of the Board and Dinakar Munagala to serve as our Chief Executive Officer. In addition, our Board has appointed Dr. Frank to serve as Lead Independent Director. The Lead Independent Director presides over executive sessions of the independent directors and serves as a liaison between the Chair and the independent directors. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate. In accordance with our Corporate Governance Guidelines, the Board and the Board’s committees have an active role in overseeing management of the Company’s risks.

As provided in the Audit Committee Charter, the Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, including cybersecurity risks. Relatedly, senior leadership regularly provides updates to the Audit Committee on the status and outcomes of internal audits evaluating security risks posed by our systems, controls, and processes. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans, equity incentive plans and other compensatory arrangements. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board has an active role in overseeing management of the Company’s risks and will be regularly informed through committee reports about such risks, including regularly reviewing information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each.

Insider Trading Policy and Prohibition on Hedging

The Board has adopted an insider trading policy and procedures, which govern the purchase, sale, and/or other dispositions of our securities by directors, officers, employees and other covered persons that the Company believes are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing requirements of Nasdaq. This policy imposes regular blackout periods during which certain individuals may not transact in the Company’s securities and pre-clearance procedures for transactions by specified individuals, including, among others, the members of the Board and the Company’s executive officers. In addition, this policy prohibits certain transactions that the Company has determined are higher risk or for which there is a heightened appearance of potential improper or inappropriate conduct, including short sales of our securities, options trading in puts, calls or other derivative securities involving the Company’s equity securities, hedging transactions involving the Company’s securities (such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities), and margin accounts and pledging of our securities. The Board regularly reviews the insider trading policy with management.

Timing of Grants of Certain Equity Awards

We grant equity awards on a quarterly basis and also on a discretionary basis in connection with certain events such as the commencement of employment or permanent employment or as the Compensation Committee deems necessary. We have historically granted RSUs and stock options; and although our 2025 Incentive Plan allows for the grants of instruments such as performance stock units or stock appreciation rights, we have not historically granted such awards. We do not have a formal policy regarding the timing of awards of any stock-based compensation in relation to our disclosure of material nonpublic information. However, the Compensation Committee does not grant any stock-based compensation awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.

Attendance by Members of the Board at Meetings

Under our Corporate Governance Guidelines, which are available in the “Governance” section of the “Investors” page of our website located at www.blaize.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. In 2025, our Board met 17 times and each director attended at least 75 percent of the total number of meetings of the Board and the committees on which he served during his tenure as a Board or committee member.

COMMITTEES OF THE BOARD

Our Board has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance — each of which operates under a written charter that has been approved by our Board.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Our Audit Committee’s responsibilities include, among other things:

•evaluating the performance, independence, compensation, retention, oversight and qualifications of the Company’s independent auditors and determining whether to retain the Company’s existing independent auditors or engage new independent auditors;

•reviewing the Company’s financial reporting processes and disclosure controls;

•reviewing and approving the engagement of the Company’s independent auditors to perform audit services and any permissible non-audit services;

•reviewing the adequacy and effectiveness of our internal control policies and procedures, including reviewing, with the independent auditors, management’s plans with respect to the responsibilities, budget, staffing and effectiveness of the Company’s internal audit function, and reviewing and approving the Company’s head of internal audit (if established);

•reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by the Company;

•obtaining and reviewing at least annually, a report by our independent auditors describing the independent auditors’ internal quality-control procedures and any material issues raised by the most recent internal quality-control review, peer review, or any inquiry or investigation by governmental or professional authorities;

•setting clear hiring policies for employees or former employees of our independent auditors;

•monitoring the rotation of partners of the Company’s independent auditors on the Company’s engagement team as required by law;

•at least annually, reviewing relationships that may reasonably be thought to bear on the independence of the committee, receiving and reviewing a letter from the independent auditor affirming their independence, discussing the potential effects of any such relationship, and assessing and otherwise taking the appropriate action to oversee the independence of the Company’s independent auditor;

•reviewing the Company’s annual and quarterly financial statements and reports and discussing the statements and reports with the Company’s independent auditors and management;

•reviewing with the Company’s independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of the Company’s financial controls and critical accounting policies;

•reviewing with management and our independent auditors any earnings announcements, disclosures and other financial information and guidance;

•establishing procedures for the review, retention and investigation of complaints received by the Company regarding financial controls, accounting, auditing or other matters;

•preparing the report that the SEC requires in the Company’s annual proxy statement;

•reviewing and providing oversight of any related party transactions in accordance with the Company’s related party transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including the Company’s code of business conduct and ethics;

•reviewing and discussing with management risks related to data privacy, technology and information security, including cybersecurity, back-up of information systems, and policies and procedures that the Company has in place to monitor and control such exposures;

•reviewing the Company’s major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented;

•reviewing any analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

•reviewing with management and the independent auditors any disagreement between them regarding financial reporting, accounting practices or policies, or other matters, that individually or in the aggregate could be significant to the Company’s financial statements or the independent auditor’s report, reviewing management’s response, and resolving any other conflicts or disagreements regarding financial reporting;

•considering and reviewing with management, the independent auditors, and outside advisors or accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding Blaize’s financial statements or accounting policies;

•reviewing with management, legal and regulatory compliance and any material current, pending or threatened legal matters; and

•reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter.

The Audit Committee charter is available in the “Governance” section of the “Investors” page of our website located at www.blaize.com. The members of the Audit Committee are Mr. de Urioste, Mr. Cannestra, and Dr. Frank. Mr. de Urioste serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. de Urioste, Mr. Cannestra, and Dr. Frank meet the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 of the Exchange Act and the Nasdaq rules. In addition, our Board has determined that George de Urioste qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee met five (5) times in 2025.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers and non-employee directors. Our Compensation Committee’s responsibilities include, among other things:

•reviewing and approving the corporate goals and objectives that pertain to the Company’s overall compensation strategy and policies;

•reviewing and approving annually the compensation and other terms of employment of the Company’s executive officers and other members of senior management, in the Compensation Committee’s discretion;

•reviewing and approving the type and amount of compensation to be paid or awarded to the Company’s non-employee board members;

•administering the Company’s equity incentive plans and other benefit plans;

•reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material arrangements with the Company’s executive officers and other members of senior management, in the Compensation Committee’s discretion;

•reviewing and discussing with management the Company’s disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;

•preparing an annual report on executive compensation that the SEC requires in the Company’s annual proxy statement;

•reviewing the Company’s practices and policies for employee compensation as related to risk management and risk-taking incentives to determine if such compensation policies and practices are reasonably likely to have a material adverse effect on the Company;

•establishing and monitoring stock ownership guidelines for the Company’s directors and executive officers, if and as determined to be necessary or appropriate;

•providing recommendations to the Board on compensation-related proposals to be considered at the Company’s annual meeting of stockholders;

•reviewing and discussing with management, if appropriate, the independence of and any conflicts of interest raised by the work of a compensation consultant, outside legal counsel, or advisor hired by the compensation committee or management and how such conflict is being addressed for disclosure in the appropriate filing or report;

•annually reviewing and discussing with management our human capital management practices with respect to its employees and, where applicable, independent contractors;

•approving and modifying, as needed, clawback policies allowing us to recoup improper compensation paid to employees; and

•reviewing and evaluating on an annual basis the performance of the Compensation Committee and recommending such changes as deemed necessary with the Board.

Pursuant to the Compensation Committee’s charter, which is available in the “Governance” section of the “Investors” page of our website located at www.blaize.com, the Compensation Committee may, in its sole discretion, retain or obtain advice from compensation consultants, legal counsel or other advisers (independent or otherwise), to assist in carrying out its responsibilities. The members of our Compensation Committee are Dr. Frank, Mr. Cannestra, and Mr. de Urioste. Dr. Frank serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met five (5) times in 2025.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for exercising general oversight with respect to the governance of the Board by:

•reviewing the qualifications of, and recommending to the Board, proposed nominees for election to the Board and its committees, consistent with criteria approved by the Board;
•developing, evaluating and recommending to the Board corporate governance practices applicable to the Company; and
•facilitating the annual performance review of the Board and its committees.

The Nominating and Corporate Governance Committee charter is available in the “Governance” section of the “Investors” page of our website located at www.blaize.com. The members of the Nominating and Corporate Governance Committee are Mr. Cannestra, Dr. Lauk, and Mr. de Urioste. Mr. Cannestra serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Cannestra, Dr. Lauk and Mr. de Urioste meet the definition of “independent director” for purposes of serving on a nominating committee under the Nasdaq rules.

The Nominating and Corporate Governance Committee did not meet during 2025 as the committee was formed in July 2026.

EXECUTIVE AND DIRECTOR COMPENSATION

We are currently considered an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures.

This section discusses the material components of the executive compensation program for our “named executive officers”. For the fiscal year ended December 31, 2025, our named executive officers and their positions with us were as follows:

•Dinakar Munagala, Chief Executive Officer
•Harminder Sehmi, Chief Financial Officer

2025 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the fiscal years ended December 31, 2025 and December 31, 2024:

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Total ($)
Dinakar Munagala (2)	2025	$556,058	$22,508,550	$—	$23,064,608
Chief Executive Officer	2024	$595,833	$—	$3,798,428	$4,394,261

Harminder Sehmi (3)	2025	$411,079	$3,449,316	$409,772	$4,270,167
Chief Financial Officer	2024	$424,417	$—	$978,375	$1,402,792

(1) In 2025, the amounts reported in these columns represent the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of the stock awards and, for Mr. Sehmi, stock option awards that were granted to each of our named executive officers. “Stock awards” as presented includes the grant date fair value of earnout shares, which were not granted under the Company’s 2025 Incentive Award Plan (the “2025 Incentive Plan”), but separately, upon the consummation of the Business Combination. These earnout shares are considered compensation under ASC 718 and were issued at the close of the Business Combination to certain employees as compensation for prior service. Each earnout share represents a contingent right to receive one share of common stock if the trading price of the Company’s common stock exceeds certain thresholds, where one-fourth of the total earnout shares are earned if the price per share of the Company’s common stock is at least $12.50 per share, $15.00 per share, $17.50 per share, and $20.00 or more per share, for 20 of 30 consecutive trading days post-closing of the Company’s Business Combination. Employees must be employed by the Company when the foregoing market conditions are met in order to receive the earnout share compensation, or they will forfeit the award. Shares forfeited by employees are re-allocated among the pool of remaining eligible employees and treated as a modification of the award under ASC 718, with a fair value calculated using a Monte Carlo simulation at the end of the applicable fiscal quarter of the modification. The thresholds and other requirements must also be met for the additional shares allocated by means of forfeitures by other employees. Earnout shares expire on January 13, 2030 if not earned.

Further, in 2025, the fair value of grants of restricted stock units (“RSUs,” each an “RSU”) is based on the closing stock price on the date of the grant, and the fair value of stock options on the date of grant was determined using a Black-Scholes model. RSUs and stock options granted in 2025 were issued under the 2025 Incentive Plan.

(2) Mr. Munagala was initially granted 1,371,303 earnout shares on the date of the Business Combination. The fair value of Employee Earnout Shares was $11.87 per earnout share on the date of the Business Combination, as calculated using a Monte Carlo simulation. Mr. Munagala was subsequently allocated additional earnout shares from employee forfeitures during the fiscal quarters ended March 31, 2025, June 30, 2025, September 30, 2025, and

December 31, 2025 of 287, 869, 1,740, and 2,100 earnout shares, respectively. These additional shares were valued at each quarter-end date using a Monte Carlo simulation with fair values on a per-share basis of $0.90, $1.58, $1.91, and $0.84 for the fiscal quarters ended March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025, respectively. On June 24, 2025, Mr. Munagala was issued a grant of 2,421,971 time-based RSUs, with a grant date fair value of $2.57 per share, vesting equally on a quarterly basis over four quarters, commencing December 1, 2027. The grant date fair value of the time-based RSUs was based on the closing stock price on the date of the grant.

(3) Mr. Sehmi was initially granted 212,155 earnout shares on the date of the Business Combination. The fair value of Employee Earnout Shares was $11.87 per earnout share on the date of the Business Combination, as calculated using a Monte Carlo simulation. Mr. Sehmi was subsequently allocated additional earnout shares from employee forfeitures during the fiscal quarters ended March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025 of 45, 90, 135, and 56 earnout shares, respectively. These additional shares were valued at each quarter-end date using a Monte Carlo simulation with fair values on a per-share basis of $0.90, $1.58, $1.91, and $0.84 for the fiscal quarters ended March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025, respectively. On June 24, 2025, Mr. Sehmi was issued a grant of 362,081 time-based RSUs, with a grant date fair value of $2.57 per share, vesting equally on a quarterly basis over four quarters, commencing December 1, 2027. The grant date fair value of the time-based RSUs was based on the closing stock price on the date of the grant. On September 1, 2025, Mr. Sehmi was granted 200,000 stock options, each representing the right to purchase one share of common stock at $3.57 per share, vesting in eight equal quarterly installments beginning on December 1, 2025. These options had a grant date fair value of $2.04 per share, determined using a Black-Scholes method on the date of grant.

The following table summarizes the foregoing narratives presented above related to the caption of “stock awards” granted to our named executive officers and as presented above in the Summary Compensation Table during 2025:

Named executive officer	Type of stock award	Date of award	Number of shares	Grant date fair value per share ($)	Total ($)
Dinakar Munagala	Earnout (1)	January 13, 2025	1,371,303	$11.87	$16,277,367
	Earnout (2)	March 31, 2025	287	$0.90	$258
	Earnout (2)	June 30, 2025	869	$1.58	$1,373
	Earnout (2)	September 30, 2025	1,740	$1.91	$3,323
	Earnout (2)	December 31, 2025	2,100	$0.84	$1,764
	RSU	June 24, 2025	2,421,971	$2.57	$6,224,465
					$22,508,550

Harminder Sehmi	Earnout (1)	January 13, 2025	212,155	$11.87	$2,518,280
	Earnout (2)	March 31, 2025	45	$0.90	$41
	Earnout (2)	June 30, 2025	90	$1.58	$142
	Earnout (2)	September 30, 2025	135	$1.91	$258
	Earnout (2)	December 31, 2025	56	$0.84	$47
	RSU	June 24, 2025	362,081	$2.57	$930,548
					$3,449,316

(1) Represents the initial earnout award.
(2) Represents quarterly incremental awards due to reallocation resulting from forfeitures by other employees.

In 2024, the named executive officers were granted options to purchase shares of common stock of Legacy Blaize, which were granted under the Blaize, Inc. Amended and Restated 2011 Stock Plan (“2011 Amended Stock Plan”) and converted into options to purchase shares of common stock of Blaize Holdings, Inc.

NARRATIVE TO SUMMARY COMPENSATION TABLE

2025 Salaries

The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. During 2025, the named executive officers’ annual base salaries were as follows: Mr. Munagala: $600,000 and Mr. Sehmi: $425,000, later increased to $475,000. The Summary Compensation Table above shows the actual base salaries paid to each named executive officer in fiscal year 2025.

Equity Compensation

In connection with the Business Combination, we adopted, and our stockholders approved, the 2025 Incentive Plan and an Employee Stock Purchase Plan, each of which became effective upon the closing of the Business Combination, although the Employee Stock Purchase Plan has not yet commenced. No further awards have been or will be granted under the 2011 Amended Stock Plan following the closing of the Business Combination.

Other Elements of Compensation

Retirement Plan

Blaize currently maintains a 401(k) retirement savings plan for its employees, including its named executive officers, who satisfy certain eligibility requirements. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through a 401(k) plan adds to the overall desirability of its executive compensation package and further incentivizes our employees, including its named executive officers, in accordance with its compensation policies. In 2025 and prior years, Blaize did not provide an employer match for employees deemed to be highly-compensated employees under IRS guidelines, and therefore, neither of our named executive officers received Company matching contributions in respect of their 401(k) contributions in 2025 and 2024.

Employee Benefits and Perquisites

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•medical, dental and vision benefits and premiums related thereto;
•medical and dependent care flexible spending accounts;
•short-term and long-term disability insurance;
•basic life and accidental death and dismemberment insurance; and
•vacations and paid holidays.

We believe these benefits are appropriate and provide a competitive compensation package to our named executive officers. We do not currently, and we did not during 2025, provide material perquisites to any of our named executive officers. All employees of the Company are covered under the above plans on the same basis as our named executive officers.

No Tax Gross-Ups

Blaize does not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.

Employment Agreements

Mr. Munagala

We are party to an offer letter dated June 18, 2018 (the “Munagala Offer Letter,” as amended by the Severance Agreement, as further described below) with Mr. Munagala, pursuant to which Mr. Munagala serves as our Chief Executive Officer. Pursuant to the Munagala Offer Letter, Mr. Munagala is entitled to receive a base salary which, as of January 1, 2025, was $600,000 and is eligible to be considered for annual incentive bonuses. The Munagala Offer Letter provides that Mr. Munagala is eligible to participate in Company-sponsored benefit plans and for paid vacation in accordance with Company policy.

Mr. Munagala is entitled to receive severance payments and benefits in certain circumstances. Such severance payments and benefits are described in more detail below in the section titled “Potential Payments Upon Termination or Change in Control”.

Mr. Sehmi

We are party to a letter dated November 8, 2023 (as amended, the “Sehmi Letter”) with Mr. Sehmi, pursuant to which Mr. Sehmi serves as our Chief Financial Officer. Pursuant to the Sehmi Letter, Mr. Sehmi is entitled to receive a base salary which, as of January 1, 2025, was $425,000. Mr. Sehmi is eligible to participate in Company-sponsored benefit plans and receive paid vacation in accordance with Company policy.

Mr. Sehmi is entitled to receive severance payments and benefits in certain circumstances. Such severance payments and benefits are described in more detail below in the section titled “Potential Payments Upon Termination or Change in Control”.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the number of shares of common stock underlying outstanding equity-based awards for each named executive officer as of December 31, 2025:

		Option awards				Stock awards
Name	Option conversion date, grant date, or date of ending balance of earnout shares (1)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested (#)	Equity incentive plan awards: market value of unearned shares, units, or other rights that have not vested ($)
Dinakar Munagala	1/13/2025 (2)	176,503		$14.62	11/12/2028
	1/13/2025 (2)	114,650		$1.29	3/15/2027
	1/13/2025 (3)	3,112,760	1,037,587	$0.57	9/18/2033
	1/13/2025 (4)	2,717,730	3,037,462	$1.18	10/23/2034
	6/24/2025 (5)					2,421,971	$4,722,843
	12/31/2025 (6)							1,376,229	$22,363,721

Harminder Sehmi	1/13/2025 (7)	29,436		$14.62	10/17/2029
	1/13/2025 (8)	580,677	193,559	$0.57	9/18/2033
	1/13/2025 (9)	407,488	455,427	$1.18	10/23/2034
	9/1/2025 (10)	25,000	175,000	$3.57	8/31/2035
	6/24/2025 (11)					362,081	$706,058
	12/31/2025 (12)							212,481	$3,452,816

(1) All stock options dated January 13, 2025 were granted prior to the Business Combination date and were converted on January 13, 2025 into the right to receive stock options of the Company as set forth in the Agreement and Plan of Merger, dated as of December 22, 2023 (as amended on April 22, 2024, October 24, 2024, and November 21, 2024), by and among BurTech Acquisition Corporation, BurTech Merger Sub, Inc., Legacy Blaize and, for the limited purposes set forth therein, Burkhan Capital LLC. The stock options presented dated January 13, 2025 have been converted using an exchange ratio applied at the time of the Business Combination. Stock options issued after the date of the Business Combination are presented as of the date of grant. RSUs are presented as of the date of grant. Earnout shares are presented as of the balance of the earnout shares as of December 31, 2025, inclusive of initial grants and incremental additional earnout shares allocated.
(2) This stock option is fully vested and exercisable.
(3) This stock option vests in 36 substantially equal monthly installments beginning on October 19, 2023.

(4) This stock option vested as to one third of the underlying shares on July 1, 2025, and thereafter in 24 equal monthly installments.
(5) Market value is calculated based on the closing price for our common stock on December 31, 2025, which was $1.95 per share. This RSU award vests equally on a quarterly basis over four quarters, commencing December 1, 2027.
(6) Assumes full achievement of all earnout shares outstanding as of December 31, 2025, of which one-fourth of each of the total are earned if the price per share of the Company’s common stock is at least $12.50 per share, $15.00 per share, $17.50 per share, and $20.00 or more per share, for 20 of 30 consecutive trading days post-closing of the Company’s Business Combination. If not earned, the earnout shares expire on January 13, 2030.
(7) This stock option is fully vested and exercisable.
(8) This stock option vests in 36 substantially equal monthly installments beginning on October 19, 2023.
(9) This stock option vested as to one third of the underlying shares on July 1, 2025, and thereafter in 24 equal monthly installments.
(10) This stock option vests in eight substantially equal quarterly installments beginning on December 1, 2025.
(11) Market value is calculated based on the closing price for our common stock on December 31, 2025, which was $1.95 per share. This RSU award vests equally on a quarterly basis over four quarters, commencing December 1, 2027.
(12) Assumes full achievement of all earnout shares outstanding as of December 31, 2025, of which one-fourth of each of the total are earned if the price per share of the Company’s common stock is at least $12.50 per share, $15.00 per share, $17.50 per share, and $20.00 or more per share, for 20 of 30 consecutive trading days post-closing of the Company’s Business Combination. If not earned, the earnout shares expire on January 13, 2030.

Potential Payments Upon Termination or Change in Control

On November 5, 2025, the Board of Directors approved various agreements (each a “Severance Agreement”) with its executive officers and certain key employees (each an “Executive”) in the event of an involuntary termination of their employment under certain circumstances, including a termination in connection with a change in control. “Change in Control” is defined in the Company’s 2025 Incentive Plan. A resignation is for “good reason” if the Company materially reduces the Executive’s responsibilities or base pay or relocates the Executive without the Executive’s consent. All payments and benefits provided for under a Severance Agreement are conditioned upon the Executive signing and not revoking a release (except in the case of death) and continuing to comply with the terms of the release and any restrictive covenants to which the Executive is a party.

Mr. Munagala

Mr. Munagala’s Severance Agreement has a term of four years and renews automatically for successive one-year terms unless a notice of non-renewal is provided by him or the Company. Upon an involuntary termination by the Company without cause and not in connection with a Change in Control, or by Mr. Munagala for good reason, the Severance Agreement provides that Mr. Munagala will be eligible to receive a lump sum severance payment equal to twelve months of his annual base salary, Company-paid medical (including dental and vision) continuation benefits for him personally and payment of 75% of the premiums for his dependents, and accelerated vesting of time-based equity awards that otherwise would have vested within twelve months of the termination. For any equity awards that are performance-based, a pro-rata portion (based on the number of months of service from the grant date) of the award will vest assuming target level of performance. In addition, any vested stock options will remain outstanding and exercisable for twelve months following termination.

If Mr. Munagala’s employment with the Company is terminated by the Company due to death, disability, or involuntarily without cause due to a Change in Control (during the period starting three months prior to a Change in Control and ending twelve months following a Change in Control), Mr. Munagala will be eligible to receive a lump sum severance payment equal to eighteen months of his annual base salary as in effect immediately prior to the Change in Control (or, if greater, immediately prior to his termination of employment), and a lump sum payment equal to a pro-rata portion of his target incentive bonus for the fiscal year in which his termination of employment occurs. Additionally, Mr. Munagala will be eligible for the same medical benefits and extended stock option exercise period as described above. Finally, 100% of Mr. Munagala’s equity awards will immediately vest as of the date of termination, with performance-based equity awards vesting at a deemed target level performance; however, the Company’s Compensation Committee of the Board may determine that vesting should be deemed at a higher level, including based on actual performance.

Mr. Sehmi

Mr. Sehmi’s Severance Agreement has a term of four years, and renews automatically for successive one-year terms unless a notice of non-renewal is provided by him or the Company. Upon an involuntary termination by the Company without cause and not in connection with a Change in Control, the Severance Agreement provides that Mr. Sehmi will be eligible to receive a lump sum severance payment equal to twelve months of his annual base salary, Company-paid medical (including dental and vision) continuation benefits for him personally and payment of 75% of the premiums for his dependents, and accelerated vesting of 50% of the time-based equity awards that otherwise would have vested within twelve months of the termination. For any equity awards that are performance-based, a pro-rata portion (based on the number of months of service from the grant date) of the award will vest assuming target level of performance. In addition, any vested stock options will remain outstanding and exercisable for twelve months following termination.

If Mr. Sehmi’s employment with the Company is terminated by him for good reason, death, disability, or by the Company involuntarily without cause in connection with a Change in Control (during the period starting three months prior to a Change in Control and ending twelve months following a Change in Control), Mr. Sehmi will be eligible to receive a lump sum severance payment equal to twelve months of his annual base salary as in effect immediately prior to the Change in Control (or if greater, immediately prior to his termination of employment), and a lump sum payment equal to a pro-rata portion of his target incentive bonus for the fiscal year in which his termination of employment occurs. Additionally, Mr. Sehmi will be eligible for the same medical benefits and extended stock option exercise period as provided for above. Finally, 100% of Mr. Sehmi’s equity awards will immediately vest as of the date of termination, with performance-based equity awards vesting at a deemed target level performance; however, the Company’s Compensation Committee of the Board may determine that vesting should be deemed at a higher level, including based on actual performance.

Director Compensation

The Company maintains a director compensation program for its non-employee directors (the “Director Compensation Program”) that is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors. The Director Compensation Program provides for the following:

Cash Compensation

•Annual Retainer: $80,000
•Additional Annual Retainer for Non-Executive Chair: $40,000
•Additional Annual Retainer for Lead Independent Director: $40,000
•Annual Committee Chair Retainers:
◦Audit Committee: $24,000
◦Compensation Committee: $20,000
•Annual Non-Chair Committee Member Retainers:
◦Audit Committee: $16,000
◦Compensation Committee: $14,000

Annual cash retainers will be paid in quarterly installments in arrears and will be pro-rated for any partial calendar quarter of service.

Equity Compensation

Initial Awards. Under the Director Compensation Program, each non-employee director who was initially elected or appointed to serve on the Board following the closing of the Business Combination was granted an award of RSUs with the number of RSUs subject to each initial award determined by dividing (i) $600,000 by (ii) the average closing trading price of the Company’s common stock over the 20 consecutive trading days ending with the trading day immediately preceding the applicable grant date, rounded down to the nearest whole RSU, which will vest with respect to one-third of the RSUs subject thereto on each of the first three anniversaries of the applicable grant date, subject to the director’s continued service on the Board through the applicable vesting date.

Annual Awards. Under the Director Compensation Program, each non-employee director who is serving on the Board as of the date of each annual meeting of the Company’s stockholders following the closing of the Business Combination will be granted, on such annual meeting date, an award of RSUs with the number of RSUs subject to each annual award determined by dividing (i) $200,000 by (ii) the average closing trading price of the Company’s common stock over the 20 consecutive trading days ending with the trading day immediately preceding the applicable grant date, rounded down to the nearest whole RSU, which will vest in full on the earlier to occur of (i) the one-year anniversary of the applicable grant date and (ii) the date of the next annual meeting following the grant date, subject to the director’s continued service on the Board through the applicable vesting date.

In addition, each equity award granted under the Director Compensation Program will vest in full upon a change in control of the Company (as defined in the 2025 Incentive Plan, or any similar term as defined in the then-applicable plan) if the non-employee director will not become a member of the Board or the board of directors of the Company’s successor (or any parent thereof) following such change in control.

Compensation under the Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the 2025 Incentive Plan (or any successor plan).

The following table sets forth information regarding compensation earned by our non-employee directors for their Board service during the year ended December 31, 2025:

Name	Fees earned or paid in cash ($)	Stock awards (1) ($)	Total ($)
Lane M. Bess	$120,000	$15,365,884	$15,485,884
Anthony Cannestra	$110,000	$1,885,564	$1,995,564
Edward Frank	$156,000	$1,882,739	$2,038,739
Yoshiaki Fujimori	$80,000	$450,526	$530,526
Juergen Hambrecht	$80,000	$1,882,739	$1,962,739
George de Urioste	$118,000	$450,526	$568,526

(1) The amounts reported in this column represent the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of RSUs granted to certain of our non-employee directors and the grant date fair value of earnout shares, as further described below. The grant date fair value of RSUs for each participant was: Mr. Bess $474,565, Mr. Cannestra $802,581, Dr. Frank $802,581, Mr. Fujimori $450,526, Dr. Hambrecht $802,581, and Mr. de Urioste $450,526. The number of earnout shares issued at the consummation of the Business Combination is as presented in the table below, with a grant date fair value of $11.87 per earnout share.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable), RSUs, and earnout shares held as of December 31, 2025, by each non-employee director who served during 2025:

Name	Options outstanding as of fiscal year end (#) (1)	RSUs outstanding as of fiscal year end (#)	Earnout shares outstanding as of fiscal year end (#) (2)
Lane M. Bess (3)	372,613	159,250	1,254,534
Anthony Cannestra	930,369	287,758	91,327
Edward Frank	709,376	287,758	90,999
Yoshiaki Fujimori	—	169,620	—
Juergen Hambrecht (4)	709,376	287,758	90,999
George de Urioste	—	169,620	—

(1) Options were granted prior to the close of the Business Combination and have been adjusted to reflect the adjustments made at the Business Combination for an exchange ratio applied at that time to all outstanding options and RSUs.

(2) These earnout shares are considered compensation under ASC 718, although they were not issued under the Director Compensation Program as direct compensation for service on the board of directors, but rather were issued at the close of the Business Combination to members of the board of directors who were serving at the close of the Business Combination as compensation for prior service. Each earnout share represents a contingent right to receive one share of common stock if the trading price of the Company’s common stock exceeds certain thresholds for 20 of 30 consecutive trading days post-closing of the Company’s Business Combination. Directors not serving as a board member when the foregoing market conditions are met will forfeit the award.

(3) Mr. Bess’s earnout shares include 1,207,193 earnout shares that are held by Bess Ventures.

(4) Dr. Hambrecht resigned from the Board effective August 13, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, based on filings with the SEC and information that has been provided to the Company, regarding the beneficial ownership of our common stock and Series B Preferred Stock as of October 26, 2026, by:

•each person who is known to be the beneficial owner of more than 5% of our voting shares;
•each of our named executive officers and directors; and
•all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or they possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, provided that any person who acquires any such right with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise of such right. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

Unless otherwise indicated below, the business address of each beneficial owner listed below is 2890 Zanker Road, Suite 107, San Jose, CA 95134. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner(s)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock (1)	Number of Shares of Series B Preferred Stock Beneficially Owned (2)	Percentage of Voting Power on Proposal 2 (3)
5% or greater stockholders:
Bess Ventures and Advisory, LLC (4)	13,146,904	9.1%	12,836.751	8.9%
Ava Investors SA (5)	11,737,254	8.1%	11,737.254	8.1%
Polar Asset Management Partners Inc. (6)	9,375,000	6.1%	—	—%
BlackRock, Inc. (7)	9,056,200	6.2%	9,056.200	6.2%

Non-Employee Directors:
Lane M. Bess (4)	13,146,904	9.1%	12,836.751	8.9%
Anthony Cannestra (8)	631,289	*	—	—%
Edward Frank (9)	1,039,387	*	303.499	*
Yoshiaki Fujimori (10)	169,619	*	94.361	*
Kurt Lauk	—	*	—	—%
George de Urioste (11)	169,619	*	94.361	*
Named Executive Officers:
Dinakar Munagala (12)	9,579,049	6.2%	501.422	*
Harminder Sehmi (13)	1,647,687	1.1%	259.773	*
All current executive officers and directors as a group (10 individuals)	26,468,620	17.0%	14,156.482	9.8%

* Less than 1%

(1) Based on 145,013,417 shares of our common stock issued and outstanding as of the close of business on October 26, 2026.

(2) On October 16, 2026, our Board declared a dividend of one one-thousandth (1/1,000th) of a share of Series B Preferred Stock for each outstanding share of common stock to holders of record of common stock as of 5:00 p.m. Eastern Time on October 26, 2026. Shares of Series B Preferred Stock will not be distributed with respect to any options to purchase our common stock unless such options are exercised prior to such record date. Shares of Series B Preferred Stock will not be distributed with respect to any RSUs unless such RSUs are vested prior to such record date. All shares of Series B Preferred Stock that are not present virtually or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed. The Series B Preferred Stock is entitled to be voted together with the common stock as a single class on the Reverse Split Proposal and Adjournment Proposal.

(3) Based on 145,013.417 shares of our Series B Preferred Stock issued and outstanding as of October 26, 2026.

(4) Consists of (a) 12,446,783 shares of common stock held or beneficially owned by Bess Ventures and Advisory, LLC (“Bess Ventures”), (b) 389,968 shares of common stock held by the Destin Huang Irrevocable Trust Dated October 19, 2021 (the “Coral Gables Trust”) and (c) 310,153 shares of common stock underlying options exercisable within 60 days of October 26, 2026. Lane M. Bess is the (i) managing member and owner of Bess Ventures and (ii) the Investment Fiduciary of the Trust. Lane M. Bess may be deemed to be the beneficial owner of the shares of common stock beneficially owned by Bess Ventures and the Trust. The address of Bess Ventures is c/o Lane M. Bess, 1928 Sunset Harbor Drive, Miami Beach, FL 33139. The address of the Trust is 255 Alhambra Circle, Ste 333, Coral Gables, FL 33134.

(5) Consists of 11,737,254 shares of common stock held by Ava Private Markets Sarl (“Ava Private Markets”) and affiliates. Ava Investors SA is the investment manager of Ava Private Markets and exercises investment power with respect to the securities held by Ava Private Markets. Raphaelle Mahieu and Benjamin Hazan may be deemed to exercise investment power with respect to the securities. Each of the persons above disclaims any beneficial ownership of the securities, except to the extent of any pecuniary interest therein. The address of each of the persons above is c/o Ava Investors SA, Rue du Rhône 78, 1204 Geneva, Switzerland.

(6) Based upon the Schedule 13G filed with the SEC by the beneficial owner on August 14, 2026 reporting beneficial ownership as of June 30, 2026, Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the 9,375,000 warrants directly held by PMSMF. The address of Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, Ontario, M5J 0E6.

(7) Based upon the Schedule 13G, Amendment No. 1 filed with the SEC by the beneficial owner on October 27, 2026 reporting beneficial ownership as of September 30, 2026, which the securities beneficially owned, or deemed to be beneficially owned, by certain business units (collectively, the “Reporting Business Units”) of BlackRock, Inc. and its subsidiaries and affiliates. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock of Blaize Holdings, Inc. No one person’s interest in the common stock of Blaize Holdings, Inc. is more than five percent of the total outstanding common shares. The address of BlackRock, Inc. is 50 Hudson Yards New York, NY 10001.

(8) Consists of 75,258 restricted stock units vesting within 60 days of October 26, 2026 and 556,031 shares of common stock underlying options exercisable within 60 days of October 26, 2026.

(9) Consists of 303,499 shares of common stock, 75,258 restricted stock units vesting within 60 days of October 26, 2026, and 660,630 shares of common stock underlying options exercisable within 60 days of October 26, 2026.

(10) Consists of 94,361 shares of common stock and 75,258 restricted stock units vesting within 60 days of October 26, 2026.

(11) Consists of 94,361 shares of common stock and 75,258 restricted stock units vesting within 60 days of October 26, 2026.

(12) Consists of (a) 501,422 shares of common stock held directly by Mr. Munagala and (b) 9,077,627 shares of common stock underlying options exercisable within 60 days of October 26, 2026.

(13) Consists of 259,773 shares of common stock and 1,387,914 shares of common stock underlying options exercisable within 60 days of October 26, 2026.

Equity Compensation Plan Information

We maintain the 2025 Incentive Plan, pursuant to which we may grant awards of (i) incentive and non-qualified stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance awards, or (vi) other stock-based awards.

Prior to the Business Combination, the Company granted awards under the 2011 Amended Stock Plan. Following the effectiveness of the 2025 Incentive Plan, the Company ceased making grants under the 2011 Amended Stock Plan, and all remaining unissued shares were retired. However, the 2011 Amended Stock Plan continues to govern the terms and conditions of the outstanding awards granted under it. Awards granted under the 2011 Amended Stock Plan that have subsequently been forfeited are cancelled and are no longer available for issuance.

The following table provides certain information about the Company’s equity compensation plans as of December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (1)	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column) (2)
Equity compensation plans previously approved by security holders	17,279,846	$1.45	20,808,089
Equity compensation plans not approved by security holders (3)	—	$—	6,970,080
Total	17,279,846	$1.45	27,778,169

(1) Includes securities to be issued upon the exercise of outstanding options. Options were granted under both the 2011 Amended Stock Plan and the 2025 Incentive Plan.

(2) Represents 20,808,089 shares available for future issuance under the 2025 Incentive Plan, excluding 1,618,456 stock options granted under the 2025 Incentive Plan reflected in the first column. No securities remain available for future issuance under the 2011 Amended Stock Plan, as all remaining unissued shares of this plan were retired.

(3) The Company granted certain earnout shares to employees and non-employee directors (“Employee Earnout Shares”) as part of the Business Combination. These Employee Earnout Shares are accounted for under ASC 718. Company employees entitled to receive Employee Earnout Shares are required to provide service through the date the target is achieved and if an employee departs, the forfeited Employee Earnout Shares are reallocated to Legacy Blaize stockholders and the remaining pool of equity award holders who received the right to the Earnout Shares on the Business Combination date. Should the market conditions underlying the earnout shares be achieved, the Employee Earnout Shares would be registered on Form S-8 prior to issuance of the shares.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Company has adopted a formal written policy (the “Related Person Transaction Policy”) providing that the Company’s officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of the Company’s capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with the Company without the approval of the Audit Committee, subject to certain exceptions.

The Related Person Transaction Policy sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions as set forth in the Related Person Transaction Policy, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. In reviewing and approving any such transactions, the disinterested members of the Audit Committee are tasked to consider all relevant facts and circumstances, including but not limited to, whether the transaction was undertaken in the ordinary course of business of the Company, the business purpose for entering into a transaction with a related person versus an unrelated third party and whether the transaction with the related person is entered into on terms no less favorable to the Company than the terms that could have been reached with an unrelated party.

Indemnification Agreements

Pursuant to Section 9.1 of our Amended and Restated Bylaws, we have entered into indemnification agreements with each of our directors and executive officers. Subject to the terms of such indemnification agreements, we are required to indemnify each of our directors and executive officers, to the fullest extent permitted by applicable law, if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was our director or officer or was serving at our request in an official capacity for us or another entity. We must indemnify our directors and executive officers against certain reasonable costs, fees and expenses, including all other disbursements, obligations or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be witness in any threatened, pending or completed action, suit, claim, counterclaim, cross claim, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding. The indemnification agreements also require us to advance, to the extent not prohibited by law, certain costs, fees and expenses that such director or executive officer incurred in connection with covered proceedings, provided that such person will return any such advance if it is ultimately determined that such person is not entitled to indemnification by us.

Transactions with affiliates of the Company

Transactions with BurTech, LP, LLC (the “Sponsor”) and its affiliates

Sales Partner Referral Agreement

On June 30, 2025, the Company entered into a Sales Partner Referral Agreement (the “Referral Agreement”) with Burkhan LLC (the “Sales Partner”), an affiliate of the Sponsor. The Referral Agreement designated BurTech Systems Tech LLC (“BST”), an affiliate of the Sales Partner, as the initial approved customer. Any sales commission under this agreement is payable to BST in cash, or, partially, at the Company’s discretion, in shares of the Company’s common stock. The commission is payable to BST once the Company receives cash from any such sales.

During the year ended December 31, 2025, the Company recognized $3.0 million in revenue from the Referral Agreement, which was receivable and unpaid at that date, inclusive of sales commissions of $0.3 million, which was reported as a reduction of revenue. Subsequent to December 31, 2025 and prior to the Record Date, BST paid the Company in full, and the Company released the sales commission payable, electing full cash payment for the sales commission.

Earnout shares to Sponsor

Certain earnout shares were issued to Burkhan, an affiliate of the Sponsor, at the time of the Business Combination. These earnout shares are classified as a liability under ASC 480 — “Distinguishing Liabilities from Equity”. The fair value of these earnout shares as of December 31, 2025 was $2.2 million. The fair value of these earnout shares is calculated using a Monte Carlo simulation at the end of each quarterly reporting period.

Sponsor Balances as of December 31, 2025

Immediately prior to the consummation of the Business Combination, the Company and the Sponsor had the following balances outstanding with one another, each of which remained outstanding as of December 31, 2025: (i) an unsecured, non-interest-bearing promissory note issued by the Company to the Sponsor in the principal amount of $1.5 million for general corporate purposes; (ii) non-interest-bearing working capital advances from the Sponsor to the Company, payable on demand, of $2.9 million; (iii) accounts payable to the Sponsor of $180,000 for management fees; and (iv) a secured promissory note and pledge agreement issued by the Sponsor to the Company (the “shareholder note receivable”), representing transaction costs the Company assumed from the Sponsor in connection with the Business Combination, which was to be reduced as the Sponsor paid those costs and was secured by a pledge of 2,000,000 shares of the Company's common stock held by the Sponsor. The Company’s obligations to the Sponsor under items (i) through (iii) totaled approximately $4.58 million as of December 31, 2025. The outstanding principal of the shareholder note receivable was $8.6 million as of December 31, 2025; the shareholder note receivable was effectively non-interest bearing, and the Sponsor made no payments on it during 2025.

Transactions with other related parties

During 2025, the Company paid cash for marketing services of $204,500 provided in the prior year to a company owned by Mr. Garrett Bess, a direct family member of Mr. Lane M. Bess.

Ms. Shilpa Muthyala, Mr. Munagala’s sister-in-law, is employed by the Company, with a total compensation of $168,298 during the year ended December 31, 2025. Total compensation primarily includes salary and also an immaterial expense for RSUs, with the fair value of the RSUs as determined on the date of grant. Ms. Muthayala does not report directly to Mr. Munagala.

These transactions were not required to be submitted to the Audit Committee for review or approval prior to being entered into, as they pre-dated the Company’s Related Person Transaction Policy.

Bess Ventures Secured Promissory Notes and Related Transactions

Bess Ventures, which holds more than 5% of the Company’s outstanding capital stock and is controlled by Lane M. Bess, the Chair of the Board, is the lender under two secured promissory notes issued by the Sponsor, which previously held more than 5% of the Company’s outstanding capital stock. The Company is not a party to these notes or the related forbearance agreements, except that Legacy Blaize is a party to the Bess Letter Agreement described below. The following description is based on copies of the agreements provided to the Company.

The Bess 2024 Note. Under a Promissory Note dated January 19, 2024 (the “Bess 2024 Note”), the Sponsor borrowed $13,000,000 from Bess Ventures, bearing simple interest at 10% and maturing on the earlier of March 31, 2024 or the first business day after the Sponsor received $25,000,000 in aggregate net proceeds from its investors after January 1, 2024. In consideration for the Bess 2024 Note, the Sponsor agreed to transfer 500,000 shares of

Class A common stock of BurTech Acquisition Corp. (“Class A Stock”), which became shares of our common stock upon the consummation of the Business Combination, to Bess Ventures upon the later of (i) the consummation of the Business Combination or (ii) the expiration or waiver of the post-closing lock-up. The Sponsor failed to repay the Bess 2024 Note at maturity and, on April 1, 2024, Bess Ventures delivered a notice of default to the Sponsor. Under the terms of the Bess 2024 Note, following the default, interest accrued at a default rate of 15% and the Sponsor became obligated to transfer an additional 500,000 shares of Class A Stock to Bess Ventures.

The Bess 2024 Note is secured by a Security Agreement dated January 19, 2024 (the “Bess 2024 Security Agreement”), under which the Sponsor granted a security interest in the personal property described therein, including the Sponsor’s interest in Legacy Blaize’s Pay-to-Play Convertible Notes issued under the Amended and Restated Note Purchase Agreement dated April 22, 2024 (the “P2P Notes”), in an aggregate principal amount of up to $13.0 million, any securities issued on conversion of the P2P Notes, the Sponsor’s rights under the related note purchase agreement and security documents, and all proceeds of the foregoing. In connection with that security interest, the Sponsor, Bess Ventures and Legacy Blaize entered into a Letter Agreement dated February 15, 2024 (the “Bess Letter Agreement”), under which Legacy Blaize acknowledged the grant of security and agreed to comply with certain instructions and procedures with respect to the pledged P2P Notes.

First and Second Forbearance Agreements; the Bess 2025 Note. On September 16, 2024, Bess Ventures agreed to forbear from exercising its remedies under the Bess 2024 Note until the earlier of (i) January 6, 2025 or (ii) 45 days after the consummation of the Business Combination. On January 2, 2025, Bess Ventures and the Sponsor entered into (i) a second forbearance agreement (the “Second Forbearance Agreement”) extending the forbearance period to February 5, 2025 in exchange for additional collateral, including the pledge of an aggregate of 3.0 million shares of Class A Stock (the 1.0 million shares required to be transferred to Bess Ventures under the Bess 2024 Note and 2.0 million additional shares), and (ii) a Promissory Note under which Bess Ventures loaned the Sponsor $12,000,000, interest-free prior to its February 20, 2025 maturity, with an obligation to transfer 500,000 shares of Class A Stock to Bess Ventures (the “Bess 2025 Note”). The Bess 2025 Note is secured by a Security Agreement dated January 2, 2025 covering, among other things, an aggregate of 2.5 million shares of Class A Stock (the 500,000 shares required to be transferred under the Bess 2025 Note and 2.0 million additional shares). Burkhan LLC, an affiliate of the Sponsor, guaranteed the Sponsor’s obligations under the Bess 2024 Note and the Bess 2025 Note and pledged 2.0 million shares of Class A Stock as security under a Guaranty and Pledge Agreement dated January 2, 2025.

Defaults and Foreclosure Notice. The Sponsor did not repay the Bess 2024 Note before the Second Forbearance Agreement expired on February 5, 2025, which also constituted a payment event of default under the Bess 2025 Note. On February 10, 2025, Bess Ventures issued a notice of forbearance termination and payment event of default. Bess Ventures has also asserted a number of covenant defaults under the loan documents, including the Sponsor’s incurrence of indebtedness to the Company for transaction-related legal costs and its pledge of 2,000,000 shares of Class A Stock to the Company to secure that indebtedness (see “—Sponsor Balances as of December 31, 2025” above), failures to deliver stock powers and stock certificates for pledged collateral, failure to transfer the Class A Stock owed to Bess Ventures under both notes, the transfer of the P2P Notes and related rights that formed part of the collateral, failure to deliver the securities issued upon conversion of the P2P Notes to Bess Ventures, and failure to furnish information and notices required under the loan documents. On May 8, 2026, Bess Ventures delivered a Notification of Private Disposition of Collateral (the “Foreclosure Notice”) covering the shares of Class A Stock owed to Bess Ventures under the Bess 2024 Note and the Bess 2025 Note and an additional 2,000,000 shares of Class A Stock pledged as collateral. The Sponsor contested the disposition described in the Foreclosure Notice. No principal or interest has been paid on either the Bess 2024 Note or the Bess 2025 Note.

Third Forbearance Agreement. On September 16, 2026, Bess Ventures, the Sponsor and Burkhan LLC entered into a Third Forbearance Agreement and Omnibus Amendment (the “Third Forbearance Agreement”). Under the Third Forbearance Agreement, the Sponsor and Burkhan acknowledged the validity of the loan documents and the amounts outstanding, waived all defenses and claims against Bess Ventures (including with respect to the Foreclosure Notice), and released Bess Ventures from all claims. Subject to satisfaction of conditions precedent, Bess Ventures agreed to forbear from exercising remedies on account of the specified existing defaults until the earliest of December 31, 2026, any breach of the Third Forbearance Agreement, any new default under the loan documents, any materially incorrect representation, or the initiation of any proceeding against Bess Ventures by the Sponsor or Burkhan (each, a “Forbearance Termination Event”).

The principal terms of the Third Forbearance Agreement are as follows:

•Transfer of Advisory Shares. As a condition to effectiveness, the Sponsor is required to transfer to Bess Ventures the shares of Class A Stock owed under the notes (the “Advisory Shares”), consisting of 1,500,000 shares, together with medallion-guaranteed stock powers and other transfer documents. Upon transfer, an amount equal to the number of Advisory Shares attributable to each note multiplied by the public trading price of the Company’s common stock at 9:00 a.m. Eastern time on the transfer date will be credited against the principal of that note. The Sponsor and Burkhan also delivered medallion-guaranteed stock powers executed in blank for the remaining pledged shares, to be held in escrow until a Forbearance Termination Event occurs.
•Remaining collateral. The Foreclosure Notice remains in effect as to the additional 2,000,000 shares of Class A Stock it covers. Title to those shares remains with the Sponsor unless a Forbearance Termination Event occurs, at which point they will be deemed transferred to Bess Ventures under the Foreclosure Notice. The Sponsor and Burkhan granted Bess Ventures an irrevocable power of attorney to complete and deliver the escrowed stock powers to the Company’s transfer agent upon a Forbearance Termination Event, and authorized the transfer agent to rely on Bess Ventures’ representation that such an event has occurred.
•Interest rate reset. So long as no Forbearance Termination Event occurs, the obligations under the Bess 2024 Note are deemed to bear interest at 8.0% per annum from January 19, 2024 (in place of the 10% stated rate and 15% default rate), and the obligations under the Bess 2025 Note are deemed to bear interest at 8.0% per annum from January 2, 2025. The share-transfer provisions of both notes are deleted. Both amendments become void if a Forbearance Termination Event occurs. For illustration, the Third Forbearance Agreement states that, assuming a June 12, 2026 effective date and giving effect to the reduced rate, the unpaid principal and interest would have been approximately $15.5 million under the Bess 2024 Note and $13.4 million under the Bess 2025 Note, before crediting the value of the Advisory Shares.
•Fees. Bess Ventures’ legal fees are obligations of the Sponsor secured by the collateral, capped at 50% of such fees unless a Forbearance Termination Event occurs.

The Third Forbearance Agreement does not waive any of the existing defaults, and Bess Ventures has no obligation to grant further forbearance or extend the maturity of either note.

Bess Ventures Settlement Agreement

On July 7, 2026, Blaize, Inc., a wholly owned subsidiary of the Company, entered into a Settlement Agreement with Bess Ventures, an entity whose owner-manager is Lane M. Bess, the Chair of the Board, in order to resolve certain disagreements between the parties relating to the Bess Letter Agreement and matters arising thereunder. Mr. Bess’s interest in the Settlement Agreement was disclosed to and considered by the Board, and the Board, including all of the disinterested members of the Board and in accordance with the Company’s Related Person Transaction Policy, approved the Settlement Agreement and the issuance pursuant to the Settlement Agreement of 2,000,000 shares of the Company’s common stock. The shares were issued on July 7, 2026, and this liability was settled in full. The shares had an aggregate fair value of approximately $2,570,000 based on the closing price of the Company’s common stock on July 7, 2026, and were issued in a private placement exempt from registration under Section 4(a)(2) of the Securities Act.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 2890 Zanker Road, Suite 107, San Jose, CA 95134 in writing not later than     July 5, 2027.
Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than August 3, 2027 and no later than September 2, 2027. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after December 1, 2027, then our Corporate Secretary must receive such written notice not earlier than the 120th day prior to such annual meeting and not later than (i) the 90th day prior to such annual meeting or, (ii) if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by the Company.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of any class of our equity securities, who collectively we generally refer to as insiders, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company’s common stock and other equity securities of the Company. Based upon a review of reports filed with the SEC, we believe that during the 2025 fiscal year our insiders complied with all applicable filing requirements, except that Dinakar Munagala made a single late filing reporting one transaction.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
In connection with our solicitation of proxies for our 2027 Annual Meeting of Stockholders, we intend to file a Proxy Statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

EXHIBIT A

CERTIFICATE OF AMENDMENT
TO THE
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BLAIZE HOLDINGS, INC.

Blaize Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.The name of the Corporation is Blaize Holdings, Inc. The Corporation was originally incorporated under the name “BurTech Acquisition Corp.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on March 2, 2021 (the “Original Certificate”).

2.   An Amended and Restated Certificate of Incorporation, which amended and restated the Original Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on May 19, 2021 (the “First Amended and Restated Certificate”).

3.   A Second Amended and Restated Certificate of Incorporation, which amended and restated the First Amended and Restated Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on December 13, 2021 (the “Second Amended and Restated Certificate”).

4.   A Third Amended and Restated Certificate of Incorporation, which amended and restated the Second Amended and Restated Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on January 13, 2025 (the “Third Amended and Restated Certificate”).

5.   Pursuant to Section 242 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”), this Certificate of Amendment to the Third Amended and Restated Certificate (this “Certificate of Amendment”) amends Article IV (Capital Stock) of the Third Amended and Restated Certificate by adding, after the first paragraph in Article IV (Capital Stock) of the Third Amended and Restated Certificate, the following new paragraph:

“Effective at [   ] [ ].M., Eastern Time, on [     ], 202[ ] (the “Split Effective Time”), the Corporation will effect a reverse stock split (the “Reverse Stock Split”) of its outstanding Common Stock pursuant to which every [        ] issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 (the “Old Common Stock”) shall be combined, reclassified and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.0001 (the “New Common Stock”). As of the Split Effective Time and thereafter, each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were combined, reclassified and converted hereby, subject to the treatment of fractional share interests as described below. No fractional shares of the Corporation’s New Common Stock shall be issued as a result of the Reverse Stock Split. If the Reverse Stock Split would result in the issuance of any fractional share of New Common Stock, the Corporation shall issue one whole share in lieu of such fractional share. The Reverse Stock Split shall not change the total number of shares of stock that the Corporation shall have authority to issue pursuant to Article IV of the Third Amended and Restated Certificate.”

6.   The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the DGCL setting forth a proposed amendment to the Third Amended and Restated Certificate and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the DGCL.

7.   This Certificate of Amendment and the amendment to the Third Amended and Restated Certificate effected hereby has been duly adopted in accordance with Section 242 of the DGCL.

8.   This Certificate of Amendment, and the amendment effected hereby, shall become effective at

[   ] [ ].M., Eastern Time, on [     ], 202[ ].

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [      ] day of [      ], [      ].

BLAIZE HOLDINGS, INC.
By:
Name:	Dinakar Munagala
Title:	Chief Executive Officer

EXHIBIT B

CERTIFICATE OF AMENDMENT
TO THE
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BLAIZE HOLDINGS, INC.

Blaize Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.   The name of the Corporation is Blaize Holdings, Inc. The Corporation was originally incorporated under the name “BurTech Acquisition Corp.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on March 2, 2021 (the “Original Certificate”).

2.   An Amended and Restated Certificate of Incorporation, which amended and restated the Original Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on May 19, 2021 (the “First Amended and Restated Certificate”).

3.   A Second Amended and Restated Certificate of Incorporation, which amended and restated the First Amended and Restated Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on December 13, 2021 (the “Second Amended and Restated Certificate”).

4.   A Third Amended and Restated Certificate of Incorporation, which amended and restated the Second Amended and Restated Certificate in its entirety, was filed with the Secretary of State of the State of Delaware on January 13, 2025 (the “Third Amended and Restated Certificate”).

5.   Pursuant to Section 242 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”), this Certificate of Amendment to the Third Amended and Restated Certificate (this “Certificate of Amendment”) amends the Third Amended and Restated Certificate by deleting paragraph B. under Article V (Board of Directors) and replacing such paragraph with the following paragraph:

B. The Board of Directors or any individual director may be removed from office at any time, ~~but only for cause~~ with or without cause, ~~and only~~ by the affirmative vote of the holders of at least ~~two thirds (66 and 2/3%)~~ a majority of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

6.   The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the DGCL setting forth a proposed amendment to the Third Amended and Restated Certificate and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the DGCL.

7.   This Certificate of Amendment and the amendment to the Third Amended and Restated Certificate effected hereby has been duly adopted in accordance with Section 242 of the DGCL.

8.   This Certificate of Amendment, and the amendment effected hereby, shall become effective upon filing.

[Signature Page Follows]

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [        ] day of [    ], 202[    ].

BLAIZE HOLDINGS, INC.
By:
Name:	Dinakar Munagala
Title:	Chief Executive Officer

B-2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04842-P57579

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLAIZE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The election of seven Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Lane M. Bess
02) Anthony Cannestra
03) Edward Frank
04) Yoshiaki Fujimori
05) Kurt Lauk
06) Dinakar Munagala
07) George de Urioste

The Board of Directors recommends you vote FOR the following proposals:

OPTIONAL: If you would like to vote your Series B Preferred Stock in a DIFFERENT manner from your common stock on the Reverse Split Proposal (Proposal 2) or Adjournment Proposal (Proposal 4), please indicate below how you instruct that vote. If left blank, your Series B Preferred Stock will be voted in the same exact manner as your common stock.

2. ______________________________

4. ______________________________

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T04843-P57579

BLAIZE HOLDINGS, INC.
2026 ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 1, 2026 10:00 A.M. ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Dinakar Munagala and Kim Evans, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and Series B Preferred Stock of BLAIZE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the 2026 Annual Meeting of Stockholders to be held at 10:00 a.m. ET, on December 1, 2026, virtually at www.virtualshareholdermeeting.com/BZAI2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side